UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.           )

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☐	Soliciting Material Under §240.14a-12

Nuveen Michigan Quality Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO SHAREHOLDERS OF

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES OF

NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND (NUM)

November 4, 2020

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement as a holder of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of Nuveen Michigan Quality Municipal Income Fund (the “Target Fund”) in connection with the Annual Meeting of Shareholders of the Target Fund (the “Annual Meeting”). At the Annual Meeting, shareholders of the Target Fund will be asked to vote on (i) the election of members of the Target Fund’s Board of Trustees and (ii) an Agreement and Plan of Reorganization under which the Target Fund will transfer substantially all of its assets and liabilities to Nuveen AMT-Free Quality Municipal Income Fund (the “Acquiring Fund”) in exchange for newly issued common and preferred shares of the Acquiring Fund (the “Reorganization”). The Acquiring Fund and the Target Fund are collectively referred to herein as the “Funds,” and each, a “Fund.”

The Target Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Q.	Why has the Target Fund’s Board recommended the Reorganization?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Target Fund’s investment adviser, recommended the proposed Reorganization as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Based on information provided by Nuveen Fund Advisors, the Target Fund’s Board believes that the proposed Reorganization may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings and distribution levels, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses, as certain fixed costs are spread over a larger asset base and a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule.

With respect to holders of preferred shares of the Target Fund, the Target Fund’s Board considered that, upon the closing of the Reorganization, holders of the AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the AMTP Shares exchanged therefor.

For these reasons, the Target Fund’s Board has determined that the Reorganization is in the best interests of the Target Fund and has approved the Reorganization.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in common share net earnings and operating efficiencies and over the long-term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Reorganization would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Q.	How will holders of AMTP Shares be affected by the Reorganization?

A.

The Acquiring Fund has four series of MuniFund Preferred Shares (“MFP Shares”) outstanding, five series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding and one series of AMTP Shares outstanding, and these shares will remain outstanding following the Reorganization. The Target Fund has one series of AMTP Shares outstanding. Upon the closing of the Reorganization, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the AMTP Shares of the Target Fund exchanged therefor. The outstanding preferred shares of the Acquiring Fund and the preferred shares to be issued by the Acquiring Fund in the Reorganization will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Following the Reorganization, holders of AMTP Shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of preferred shares of the Target Fund prior to the Reorganization. Additionally, the combined fund will have multiple series and types of preferred shares outstanding while the Target Fund has one type and series of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Proxy Statement. See “Information About the Reorganization—Description

of AMTP Shares to Be Issued by the Acquiring Fund” beginning on page 49, “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund MFP Shares” beginning on page 110 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 114 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund AMTP Shares” beginning on page 118. In addition, the voting power of certain series of preferred shares may be more concentrated than others.

Q.

Will the terms of the AMTP Shares to be issued by the Acquiring Fund as part of the Reorganization be substantially similar to the terms of the Target Fund’s AMTP Shares outstanding as of immediately prior to the closing of the Reorganization?

A.

Yes. The terms of the AMTP Shares to be issued by the Acquiring Fund as part of the Reorganization will be substantially similar, as of the closing of the Reorganization, to the terms of the AMTP Shares of the Target Fund exchanged therefor, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery requirements.

However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, its distributions will largely consist of income that is not exempt from Michigan individual income tax. As a result, the terms of the new AMTP Shares to be issued in connection with the Reorganization will not include a provision, currently applicable to the Target Fund AMTP Shares, that generally would require an additional payment to holders subject to Michigan individual income taxation in the event the Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Michigan individual income taxation (in addition to federal income taxation).

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

Both Funds seek to provide tax-exempt current income by investing primarily in municipal securities. However, there are differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•

The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, while the Target Fund seeks to provide current income exempt from both regular federal income taxes and Michigan individual income taxes, and limits the amount of securities subject to the federal alternative minimum tax to no more than 20% of its managed assets. Following the Reorganization, Target Fund shareholders, as shareholders of the Acquiring Fund, will no longer benefit from a portfolio of municipal securities exempt from Michigan individual income taxes.

•

The Target Fund invests primarily in Michigan municipal obligations and is subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

•

The Target Fund invests primarily in investment grade securities, while the Acquiring Fund may invest up to 35% of its managed assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

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See “A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” and “A. Synopsis—Comparative Risk Information” for more information.

Q.	Will holders of AMTP Shares have to pay any fees or expenses in connection with the Reorganization?

A.

No. The Funds, and indirectly their common shareholders, will bear the costs of the Reorganization, whether or not the Reorganization is consummated. Preferred shareholders will not bear any costs of the Reorganization. The allocation of the costs of the Reorganization to the Funds is based on projected benefits of the Reorganization following the Reorganization, based on impact on common share net earnings.

The costs of the Reorganization are estimated to be $650,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and Plan of Reorganization and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization. The Target Fund is expected to be allocated $590,000 and the Acquiring Fund is expected to be allocated $60,000 of the Reorganization costs. If the Reorganization is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds, and common shareholders of the Funds indirectly, will still bear the costs of the Reorganization.

A Target Fund shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Does the Reorganization constitute a taxable event for holders of Target Fund AMTP Shares?

A.

No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. As a holder of AMTP Shares, it is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution to common shareholders of all of its net investment income and net capital gains, if any. The Target Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by holders of AMTP Shares of the Target Fund with respect to the year to be taxable for federal income tax purposes. Prior to the closing of the Reorganization, the Target Fund is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are not expected to be material (less than 5% of the assets of the Target Fund). To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund and could cause a greater or lesser amount of the distributions received by holders of AMTP Shares of the Target Fund with respect to the year to be taxable for federal income tax purposes.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers from various third parties, including holders of preferred shares and liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, also must be obtained. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of a Fund entitled to vote approve the Reorganization and a Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization or, with respect to the Target Fund’s Board, continuing to operate the Target Fund as a standalone fund.

Each series of preferred shares (with the exception of the Series D MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Reorganization with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series D MFP Share, holders of Series D MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Reorganization; there is no guarantee that such shareholders will approve each proposal over which they may exercise effective disposition power.

Q.	What is the timetable for the Reorganization?

A.

If the shareholder approvals and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about January 11, 2021, or as soon as practicable thereafter.

Q.	How does the Target Fund’s Board recommend that holders of AMTP Shares vote on the Reorganization?

A.

After careful consideration, the Target Fund’s Board has determined that the Reorganization is in the best interests of the Target Fund and recommends that holders of AMTP Shares vote FOR the Reorganization.

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-866-905-8143 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote at the Annual Meeting, please follow the instructions below for attending the Annual Meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the Annual Meeting?

A.	The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Target Fund as of the close of business on September 8, 2020, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.meetingcenter.io/238367439. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Annual Meeting is NUVC2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time, on December 7, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Annual Meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three business days prior to the meeting date.

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You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of the Target Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the Reorganization and the other proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold the Annual Meeting or the vote on the Reorganization or other proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

November 4, 2020

NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND (NUM)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 7, 2020

To the Holders of Adjustable Rate MuniFund Term Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Michigan Quality Municipal Income Fund, (the “Target Fund”) will be held on Monday, December 7, 2020 at 2:00 p.m., Central time, for the following purposes:

1.

Agreement and Plan of Reorganization. The shareholders of the Target Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to Nuveen AMT-Free Quality Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)        The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(b)        The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

2.	Election of Board Members.

(a)        Three (3) Class II Target Fund Board members are to be elected by the common and preferred shareholders of the Target Fund voting together as a single class. Board members Nelson, Toth and Young are nominees for election by Target Fund common and preferred shareholders.

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(b)        Two (2) Target Fund Board members are to be elected by the preferred shareholders of the Target Fund. Board members Hunter and Moschner are nominees for election by the Target Fund’s preferred shareholders.

•	To transact such other business as may properly come before the Annual Meeting.

Shareholders of the Target Fund are being solicited to vote on the election of Board members at the Annual Meeting in the event the Reorganization is not consummated in a timely manner.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Annual Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Annual Meeting by following the instructions included in the Q&A and Proxy Statement.

Only shareholders of record of the Target Fund as of the close of business on September 8, 2020 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof. The common shareholders of the Target Fund are being solicited to vote on the proposals described above by means of a separate joint proxy statement/prospectus.

All Target Fund shareholders are cordially invited to attend the virtual Annual Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your virtual Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting: www.meetingcenter.io/238367439 at the Annual Meeting date and time described in the enclosed Proxy Statement. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Annual Meeting is NUVC2020. There is no physical location for the Annual Meeting.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Annual Meeting by following the instructions in the enclosed Proxy Statement.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

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NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR

HOLDERS OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND (NUM)

November 4, 2020

This Proxy Statement is being furnished by Nuveen Michigan Quality Municipal Income Fund (the “Target Fund”) to holders of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of the Target Fund, a closed-end management investment company, in connection with the solicitation of proxies by the Board of Trustees (the “Target Fund’s Board”) for use at the Annual Meeting of Shareholders of the Target Fund to be held on Monday, December 7, 2020, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), to consider the proposals described below and discussed in greater detail elsewhere in this Proxy Statement. The Target Fund and the Acquiring Fund are organized as Massachusetts business trusts. The enclosed proxy card and this Proxy Statement are first being sent to holders of AMTP Shares of the Target Fund on or about November 6, 2020. Shareholders of record of the Target Fund as of the close of business on September 8, 2020 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

At the Annual Meeting, shareholders of the Target Fund will be asked to consider the reorganization of the Target Fund Fund into Nuveen AMT-Free Quality Municipal Income Fund (the “Acquiring Fund”). The Target Fund and Acquiring Fund are each referred to as “Fund” and collectively as the “Funds.”

The Annual Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Annual Meeting. If your shares are registered in your name, you will be able to attend and participate in the Annual Meeting online, vote

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your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/238367439 at the Annual Meeting date and time. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUVC2020.

If your shares are held through an intermediary, you must register to participate in the virtual Annual Meeting. To register to attend the Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

This Proxy Statement explains concisely what you should know before voting on the proposals described in this Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR each proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Annual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the virtual Annual Meeting will not revoke any previously submitted proxy.

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Pursuant to this Proxy Statement, holders of AMTP Shares of the Target Fund are being solicited to vote on the following proposals:

Proposal No. 1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law (the “Reorganization”).

Proposal No. 2.

To elect (i) three (3) Class II Board Members by a plurality of the Target Fund’s common and preferred shareholders, voting together as a single class and (ii) two (2) Board Members by a plurality the Target Fund’s preferred shareholders voting as a single class.

In addition to its common shares, the Acquiring Fund has ten series of preferred shares outstanding—four series of MuniFund Preferred Shares (“MFP Shares”), five series of Variable Rate Demand Preferred Shares (“VRDP Shares”) and one series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) outstanding. The Target Fund has one series of AMTP Shares outstanding.

Shareholders of the Target Fund are being solicited to vote on the election of Board Members of the Target Fund’s Board at the Annual Meeting in the event the Reorganization is not consummated in a timely manner. Only the holders of AMTP Shares of the Target Fund are being solicited to vote on the proposals described above pursuant to this Proxy Statement. The preferred shareholders of the Acquiring Fund and the common shareholders of the Target Fund are being solicited to vote on the proposals described above by means of a separate joint proxy statement/prospectus.

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A quorum of shareholders is required to take action at the Annual Meeting. A majority (more than 50%) of the shares entitled to vote at the Annual Meeting, represented in person (including participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of the two Board Member nominees by holders of AMTP Shares of the Target Fund, 33 1/3% of the AMTP Shares entitled to vote and represented in person (including participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast in person (including participation by means of remote or “virtual” communication) or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, will be counted as present for purposes of determining whether a quorum is present.

To be approved, the proposals must be approved by the Funds’ common and preferred shareholders as follows:

Proposal No. 1.	(Each Fund) With respect to the proposal regarding the Reorganization:

•

With respect to the Target Fund, a majority (more than 50%) the Target Fund’s common and preferred shareholders voting together as a single class and by the Target Fund’s preferred shareholders voting separately; and

•	With respect to the Acquiring Fund, the proposal regarding the Reorganization must be approved by a majority of the Acquiring Fund’s preferred shareholders voting together as a single class.

Proposal No. 2.	(Target Fund only) With respect to the proposal regarding the election of Target Fund Board members:

•	With respect to the three (3) Class II Board Members, the affirmative vote of a plurality (the greatest number of affirmative

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votes) of the Target Fund’s common and preferred shares, voting together as a single class, present and entitled to vote at the Annual Meeting. For example, if there are three nominees for election to the Target Fund’s Board, a vote by plurality means the three nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected; and

•	With respect to the two (2) Board Members, the affirmative vote of a plurality of the Target Fund’s preferred shareholders, voting separately (but not the Target Fund’s common shareholders).

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Target Fund’s Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 with respect to the Reorganization is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares and preferred shares and Acquiring Fund preferred shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal. Proposal No. 2 is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 2 in the discretion of such broker-dealer firms. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 2.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

v

Those persons who were shareholders of record of AMTP Shares of the Target Fund as of the close of business on September 8, 2020 will be entitled to one vote for each share held.

As of September 8, 2020 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MFP Shares(1)	VRDP Shares(1)	AMTP Shares(1)
Acquiring Fund (NEA)	278,590,267	1,850 (Series A)	2,190 (Series 1)	1,435 (Series 2028)
		3,350 (Series B)	1,309 (Series 2)
		2,380 (Series C)	3,509 (Series 3)
		200,000 (Series D)	4,895 (Series 4)
			1,000 (Series 5)
Target Fund (NUM)	20,226,887	—	—	1,730 (Series 2028)

(1)

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on any exchange.

The proposed Reorganization is part of an ongoing initiative to streamline Nuveen, LLC’s (“Nuveen”) municipal closed-end fund line-up and eliminate overlapping products. The Acquiring Fund and the Target Fund invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes; however, the Target Fund concentrates its investment portfolio in Michigan state-specific, investment grade municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

vi

PROXY STATEMENT

November 4, 2020

NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND (NUM)

TABLE OF CONTENTS

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PROPOSAL NO. 1—REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement with respect to the proposed Reorganization. More complete information is contained elsewhere in this Proxy Statement and the appendices hereto. Shareholders should read the entire Proxy Statement carefully.

Background and Reasons for the Reorganization

The Target Fund’s Board has approved the Reorganization as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. The Target Fund’s Board considered the Reorganization in connection with this initiative and determined that the Reorganization would be in the best interests of the Target Fund. The Acquiring Fund and the Target Fund each invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax; however, the Target Fund concentrates its investment portfolio in Michigan state-specific, investment-grade municipal securities the income from which is also exempt from Michigan income tax in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, the Target Fund’s Board believes that the Reorganization may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings and distribution levels, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•	Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined

1

fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses, as certain fixed costs are spread over a larger asset base and a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule.

With respect to holders of preferred shares of the Target Fund, the Target Fund’s Board considered that, upon the closing of the Reorganization, holders of the AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the AMTP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund’s Board” and each of the Target Fund’s Board and the Acquiring Fund’s Board, a “Board” and together, the “Boards” and each trustee a “Board Member”) considered that the Acquiring Fund may benefit in the near term from a modest increase in common share net earnings and operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Reorganization would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including holders of preferred shares and liquidity providers with respect to the outstanding

2

VRDP Shares of the Acquiring Fund. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of a Fund entitled to vote approve the Reorganization proposal and a Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Each series of preferred shares (with the exception of the Series D MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a series of the Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of the Reorganization with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series D MFP Share, holders of Series D MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Reorganization; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Reorganization or, with respect to the Target Fund’s Board, continuing to operate as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 1—C. Information about the Reorganization—Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected

3

that neither Fund will generally recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that preferred shareholders of the Target Fund who receive Acquiring Fund preferred shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution to common shareholders of all of its net investment income and net capital gains, if any. The Target Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by holders of AMTP Shares of the Target Fund with respect to the year to be taxable for federal income tax purposes. If shareholders of the Funds approve the Reorganization, prior to the closing of the Reorganization, the Target Fund is expected to sell municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are not expected to be material (less than 5% of the assets of the Target Fund). To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund and could cause a greater or lesser amount of the distributions received by holders of AMTP Shares of the Target Fund with respect to the year to be taxable for federal income tax purposes.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganization, including that the Reorganization will qualify as a tax-free reorganization under the Code, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. See “Proposal No. 1—C. Information About the Reorganization—Material Federal Income Tax Consequences of the Reorganization.”

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Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	July 29, 2002	Commonwealth of Massachusetts	business trust
Target Fund(1)	August 24, 2012	Commonwealth of Massachusetts	business trust

(1)

The Target Fund was originally organized as Nuveen Michigan Quality Income Municipal Fund, Inc., a Minnesota corporation, on July 25, 1991. The Target Fund changed its domicile to a Massachusetts business trust in connection with a prior reorganization pursuant to a joint proxy statement/prospectus filed on September 12, 2012.

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	278,590,267	$0.01	None	None	NYSE
Target Fund	Unlimited	20,226,887	$0.01	None	None	NYSE

(1)	As of September 8, 2020.

Each Fund’s common shares are listed for trading on the NYSE.

The Funds currently have outstanding the following series of preferred shares, with the Acquiring Fund’s MFP Shares, VRDP Shares and AMTP Shares remaining outstanding following the completion of the Reorganization:

Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A MFP Shares	1,850	$0.01	$100,000
Series B MFP Shares	3,350	$0.01	$100,000

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Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series C MFP Shares	2,380	$0.01	$100,000
Series D MFP Shares	200,000	$0.01	$1,000
Series 1 VRDP Shares	2,190	$0.01	$100,000
Series 2 VRDP Shares	1,309	$0.01	$100,000
Series 3 VRDP Shares	3,509	$0.01	$100,000
Series 4 VRDP Shares	4,895	$0.01	$100,000
Series 5 VRDP Shares	1,000	$0.01	$100,000
Series 2028 AMTP Shares	1,435	$0.01	$100,000

Target Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series 2028 AMTP Shares	1,730	$0.01	$100,000

Each Fund’s preferred shares are entitled to one vote per share. The AMTP Shares of the Acquiring Fund to be issued in connection with the Reorganization will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganization will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks but there are differences. Each Fund seeks to provide current income exempt from regular federal income tax. Each Fund also seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Funds’ investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. However, the Acquiring Fund is a national municipal bond fund, while the Target Fund, in contrast, seeks

6

to also provide current income exempt from Michigan individual income taxes. The Acquiring Fund also seeks to provide current income exempt from the federal alternative minimum tax applicable to individuals.

As a fundamental investment policy, under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes and the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

As a fundamental investment policy, under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Michigan income taxes. As a non-fundamental policy, under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Target Fund’s investment adviser or sub-adviser. As a non-fundamental investment policy, under normal circumstances, the Target Fund may invest up to 20% of its Managed Assets in municipal securities rated, at the time of investment, below investment grade or unrated securities determined to be of comparable quality by the investment adviser or sub-adviser. No more than 10% of the Target Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated and judged to be of comparable quality by the investment adviser or sub-adviser. The Target Fund will limit the amount of securities subject to the federal alternative minimum tax to no more than 20% of Managed Assets.

7

Each Fund is a closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of the Target Fund as of the date of this Proxy Statement.

Acquiring Fund	Target Fund	Differences

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in a portfolio of securities that pay interest exempt from federal income tax and the federal alternative minimum tax applicable to individuals.

Principal Investment Strategy:

Under normal circumstances, the Fund invests at least 80% of its Managed Assets(2) in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

The Acquiring Fund is a national municipal fund, while the Target Fund is a state-specific municipal Fund. The Target Fund may invest in securities subject to the federal alternative minimum tax.

Alternative Minimum Tax Policy:

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in a portfolio of securities the income from which is exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets(3) in municipal securities and other related investments the income from which is

Alternative Minimum Tax Policy: The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

The Target Fund may invest up to 20% of its Managed Assets in securities that generate income subject to the federal alternative minimum tax applicable to individuals. Under normal circumstances, the Acquiring Fund does not invest in such securities.

8

Acquiring Fund	Target Fund	Differences
exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

Credit Quality:

Under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. The Fund may invest in distressed securities.

Credit Quality

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

If a municipal security satisfies the ratings requirements described

The Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities than the Target Fund.

9

Acquiring Fund	Target Fund	Differences
above at the time of purchase, the Fund will not be required to dispose of the security upon a downgrade.

Leverage:

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares. The Fund may invest up to 15% of its net assets in inverse floating rate securities.

Substantially similar. The Acquiring Fund may enter into reverse repurchase agreements.

Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with

Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the

Identical.

10

Acquiring Fund	Target Fund	Differences
maturities in excess of seven days.	“Securities Act”), and repurchase agreements with maturities in excess of seven days.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Other Investment Companies:

Subject to certain exemptions, under the 1940 Act, the Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Substantially similar.

Weighted Average Maturity Policy:

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity

Weighted Average Maturity Policy:

The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Substantially similar.

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Acquiring Fund	Target Fund	Differences
of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser or sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Use of Derivatives:

The Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if

Substantially similar.

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Acquiring Fund	Target Fund	Differences
more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

(1)	The Acquiring Fund defines “Assets” as the net assets of the Acquiring Fund plus the amount of any borrowings for investment purposes.
(2)

The Target Fund defines “Managed Assets” as its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding.

(3)

The Acquiring Fund defines “Managed Assets” as the total assets of the Acquiring Fund, minus the sum of its accrued liabilities (other than Acquiring Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Acquiring Fund’s use of leverage (whether or not those assets are reflected in the Acquiring Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

The Target Fund has adopted the following policy regarding temporary investments. The Target Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with the Target Fund’s principal investment strategy—in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with the Target Fund’s principal investment strategy. During these periods, the weighted average maturity of the Target Fund’s investment portfolio may fall below the defined range described above and the Target Fund may not achieve its investment objective to distribute income that is exempt from regular federal and Michigan individual income taxes. The Acquiring Fund has not adopted a similar policy regarding temporary investments.

Credit Quality. A comparison of the credit quality(1) (as a percentage of total investment exposure, which includes the leveraged effect of the

13

Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of April 30, 2020, is set forth below.

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: Standard and Poor’s Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of April 30, 2020, is set forth below.

Leverage. Each Fund may issue preferred shares and may utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse

14

floating rate securities (sometimes referred to as “inverse floaters”). The Acquiring Fund may also enter into reverse repurchase agreements. Each Fund currently employs leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2019	2018	2017
Asset Coverage Ratio(1)	282.07%	265.45%	291.92%
Regulatory Leverage Ratio(2)	35.45%	37.67%	34.26%
Effective Leverage Ratio(3)	37.46%	39.94%	36.85%

Target Fund	2020	2019	2018
Asset Coverage Ratio(1)	291.33%	276.73%	279.72%
Regulatory Leverage Ratio(2)	34.33%	36.14%	35.75%
Effective Leverage Ratio(3)	36.92%	38.78%	38.38%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Board Members and Officers. The Acquiring Fund and the Target Fund have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has nine (9) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act.

Pursuant to each Fund’s by-laws, the board of trustees of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members of each Fund at all

15

times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in aggregate, all or a significant portion of a series of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members of each Fund at all times. Additionally, because of the smaller liquidation preference of each Series D MFP Share, holders of Series D MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganization.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2020, Nuveen managed approximately $1.05 trillion in assets, of which approximately $144.4 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2021. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person (including participation by means of remote or “virtual” communication) at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at

16

any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the six-month semi-annual period ended April 30, 2020 (annualized), the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), was approximately 0.52%. For the fiscal year ended February 29, 2020, the effective management fee rate of the Target Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), was approximately 0.58%.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedule:

Current Fund-Level Fee Schedule for the Funds

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*

For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

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The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the U.S., as stated in the table below. As of April 30, 2020, the complex-level fee rate for each Fund was 0.1593%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of

18

assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

A discussion of the basis for the applicable Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Acquiring Fund’s Annual Report for the fiscal year ending October 31, 2020 and the Target Fund’s Semi-Annual Report for the semi-annual period ending August 31, 2020.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds.

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Christopher L. Drahn, CFA, is the portfolio manager of the Acquiring Fund and Daniel J. Close, CFA, is the portfolio manager of the Target Fund. Mr. Drahn assumed portfolio management responsibility for the Acquiring Fund in 2016, and Mr. Close assumed portfolio management responsibility for the Target Fund in 2007. Christopher L. Drahn, CFA will manage the combined fund upon completion of the Reorganization.

Christopher L. Drahn, CFA, is a Managing Director of Nuveen Asset Management. He manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Mr. Drahn became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the Chartered Financial Analyst (CFA) designation.

Daniel J. Close, CFA, is a Managing Director of Nuveen Asset Management. Mr. Close is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies. He manages several state-specific municipal bond strategies and related institutional portfolios. He also serves as portfolio manager for national closed-end funds. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the CFA designation.

Comparative Risk Information

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of an investment in each Fund are similar. However, there are differences between the Funds’ investment objectives and policies that affect the comparative risk profile. The Target Fund is subject to single state risk, while the Acquiring Fund is not. The Acquiring Fund is subject to high yield securities risk to a greater degree than the Target Fund and is also subject to reverse repurchase agreement risk. The Funds are subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•	Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on

20

the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Federal income tax law changes may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

The outbreak of the novel coronavirus, known as COVID-19, in December 2019, and the resulting pandemic, has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets, including the municipal bond market. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. These risks have had, and will continue to have, a material adverse impact on local economies and therefore on the governments in those localities. These risks may also adversely affect several sectors of the municipal bond market, such as retirement facilities, transportation facilities such as airports, hospitals and colleges, among many others. All this has adversely affected the municipal securities market, and may continue to do so for an extended period.

•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress such as that experienced in 2020 in connection with the COVID-19 pandemic. In addition, changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

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•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the Target Fund.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities. Because the Acquiring Fund may allocate a greater amount of its assets to lower rated municipal securities compared to the Target Fund, it is more susceptible to issuer credit risk.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income. A decline in income could negatively affect the market price of a Fund’s shares or a shareholder’s returns.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Tax Risk. The tax treatment of the Funds and their distributions may be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. In addition, because the interest income from the

22

municipal securities held by the Funds is normally not subject to federal income tax, and in the case of the Acquiring Fund and, to a lesser extent, the Target Fund, the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, neither Fund is a suitable investment for individual retirement accounts, other tax-exempt or tax-advantaged accounts or investors who are not sensitive to the federal income tax consequences of their investments.

•

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Acquiring Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Acquiring Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Acquiring Fund. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

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•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

•

Single State Risk. The Target Fund concentrates its investment portfolio in Michigan state-specific municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities. Accordingly, the Target Fund is subject to single state risk, meaning it is more susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal bonds.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Proxy Statement as Appendix B (the “Memorandum”).

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for the Target Fund’s fiscal year ended February 29, 2020, the Acquiring Fund’s six-month semi-annual period ended April 30, 2020 (annualized) and the pro forma expenses for the six months ended April 30, 2020 (annualized), for the combined fund following the Reorganization. The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

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Comparative Fee Table(1)

	Target Fund	Acquiring Fund		Nuveen AMT-Free Quality Municipal Income Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.93%	0.87	%(2)	0.86%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	1.28%	1.28%		1.28%
Other Expenses(4)	0.08%	0.07%		0.07%

Total Annual Expenses	2.29%	2.22%		2.21%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Reorganization would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage. In considering the potential benefits of the Reorganization, the Boards of the Funds considered the operating efficiencies that are expected to result from the combination of the Funds, as measured by the Fund’s annual operating expense ratio excluding leverage. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 109 for additional information.

(2)

Adjusted to reverse the impact of a one-time management fee reduction of $481,674 (an annualized impact of 0.02% of the Acquiring Fund’s average net assets applicable to common shares for the six months ended April 30, 2020).

(3)

Fees on Preferred Shares assume annual dividends paid, annual remarketing fees and amortization of offering costs, and annual liquidity fees, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“special-deposited inverse floating rate securities”). To the extent each Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income and total return are not affected by the accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage the cost of which is tied to short-term interest rates, the Funds’ interest expense can be expected to rise in tandem. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.

(4)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples

25

should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$23	$72	$123	$263
Acquiring Fund	$23	$69	$119	$255
Nuveen AMT-Free Quality Municipal Income Fund Pro Forma	$22	$69	$118	$254

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2020:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	0.48%	4.11%	5.11%	1.44%	3.63%	4.46%
Target Fund	2.84%	3.74%	5.33%	1.32%	3.43%	5.34%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results. The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

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B.	RISK FACTORS

The principal risks of investing in AMTP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Appendix B. An investment in AMTP Shares of the Target Fund is also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of AMTP Shares of the Target Fund in their evaluation of the Reorganization.

C.	INFORMATION ABOUT THE REORGANIZATION

General

The Target Fund’s Board has determined that the Reorganization would be in the best interests of the Target Fund. As a result of the Reorganization, substantially all of the assets of the Target Fund will be exchanged for shares of the Acquiring Fund, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Target Fund’s Board considered the Reorganization as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products.

The Reorganization is intended to benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings and distribution levels, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

27

•

Lower net operating expenses, as certain fixed costs are spread over a larger asset base and a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule.

With respect to holders of preferred shares of the Target Fund, the Target Fund’s Board considered that, upon the closing of the Reorganization, holders of the AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the AMTP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in common share net earnings and operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Reorganization would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers from various third parties, including holders of preferred shares and liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Reorganization is contingent upon each Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote approve the Reorganization proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposal or, with respect to the Target Fund’s Board, continuing to operate the Target Fund as a stand-alone fund.

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Terms of the Reorganization

General. The Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund (the “Agreement”), in the form attached as Appendix A to this Proxy Statement, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued AMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund AMTP Shares received by the Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund AMTP Shares having substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund AMTP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Reorganization. The Acquiring Fund AMTP Shares to be issued in connection with the Reorganization will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the AMTP Shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. However, the Acquiring Fund has multiple types and series of preferred

29

shares outstanding. As a result of the Reorganization, the assets of the Acquiring Fund and the Target Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Reorganization.

The closing date is expected to be on or about January 11, 2021, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement and in the Memorandum attached as Appendix B to this Proxy Statement.

Following the Reorganization, each preferred shareholder of the Target Fund would own the same number of Acquiring Fund AMTP Shares with the same aggregate liquidation preference as the AMTP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganization, with substantially similar terms as the outstanding AMTP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganization. As a result of the Reorganization, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities. If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as will be mutually agreed upon by the parties. The value of the Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

Dividends. Dividends and other distributions on the AMTP Shares will accumulate from the closing date of the Reorganization. The dividend

30

period for the AMTP Shares generally will be a calendar month and the dividend payment date in respect of each dividend period will be the first Business Day of each calendar month, except for the first Dividend Period, which will commence and end as described in the Memorandum attached as Appendix B to this Proxy Statement.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganization is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund, as applicable, of the proposal with respect to the Reorganization in this Proxy Statement, (2) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Code (see “Proposal No. 1—C. Information about the Reorganization—Material Federal Income Tax Consequences of the Reorganization”), (3) the absence of legal proceedings challenging the Reorganization, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including holders of preferred shares and liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be

31

met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganization

Based on the considerations described below, the Board of Trustees of the Target Fund (the “Target Board”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have determined that the Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Reorganization. At a meeting held on August 4-6, 2020 (the “Meeting”), each Board approved the Reorganization and recommended that shareholders of its Fund, as applicable, approve the Reorganization.

At and prior to the Meeting, including at previous meetings, the Adviser made presentations and provided the Boards with information relating to the proposed Reorganization and alternatives to the proposed Reorganization. Prior to approving the Reorganization, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Reorganization and recommending that shareholders of the Funds (as applicable) approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Reorganization and the effect of the Reorganization on fees and expense ratios;

•	the potential for improved secondary market trading with respect to common shares;

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•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that, as municipal funds, the Funds have generally similar investment objectives, policies and risks, but there are differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, while the Target Fund seeks to provide current income exempt from both regular federal income tax and Michigan individual income taxes. Each Board considered the impact of the Reorganization on its Fund’s portfolio, including any shifts in credit quality, yield and state allocations, and observed that the Acquiring Fund was significantly larger than the Target Fund and that each Fund utilizes leverage. Further, in comparison to the Target Fund, the Target Board recognized the expected increase in portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; however, the Target Board also recognized that Target Fund shareholders would lose the benefit of state tax exemption as a result of the Reorganization. The Target Board further noted the potential for higher common share net earnings and distribution levels due to, among other things, the Acquiring Fund’s larger exposure to lower rated securities (which are subject to higher risk) and operating economies from the Acquiring Fund’s greater scale. With respect to the Acquiring Fund, the Acquiring Board considered that based on information provided by the Adviser, the Acquiring Fund may benefit in the near term from a modest increase in common share net earnings and operating efficiencies. The Acquiring Board also considered that although

33

the impact of the Reorganization on the Acquiring Fund’s portfolio was expected to be modest in absolute terms due to the significantly greater size of the Acquiring Fund, based on information provided by the Adviser, the Acquiring Fund may benefit from the Reorganization over the long term as a result of increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to principal investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests in municipal securities and other investments the income from which is exempt from regular federal income taxes and employs leverage, the differences between the Funds’ investment objectives and policies would affect the comparative risk profile. For example because the Acquiring Fund has a larger exposure than the Target Fund to lower rated securities (as noted above), it is subject to high yield securities risk to a greater degree than the Target Fund. In addition, the Target Fund is subject to single state risk, while the Acquiring Fund is not.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser, but a different portfolio manager, and the portfolio manager of the Acquiring Fund will manage the combined fund upon completion of the Reorganization. Through the Reorganization, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and the same investment adviser and sub-adviser.

Larger Asset Base of the Combined Fund; Effect of the Reorganization on Fees and Expense Ratios. The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganization). It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In this regard, the Target Board noted that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of the Target Fund prior to the closing of the Reorganization. Further, the Target Board noted that the Reorganization was expected to result in a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule. In addition, the Acquiring Board noted that the net operating expenses per common share of the combined fund were expected to be modestly lower than those of the Acquiring Fund prior to the closing of the Reorganization.

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Potential for Improved Secondary Market Trading with Respect to Common Shares. While it is not possible to predict trading levels following the Reorganization, the Target Board noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Fund. The Target Board considered that, relative to the Target Fund, the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Reorganization, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Reorganization on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganization. The Boards considered the terms and conditions of the Reorganization, including the estimated costs associated with the Reorganization and the allocation of such costs between the Funds. Preferred shareholders will not bear any costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Target Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Fund’s common shareholders in connection with the Reorganization. In lieu of such fractional shares, the Target Fund’s common shareholders will receive cash.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund AMTP Shares having substantially similar terms

35

as the outstanding AMTP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund AMTP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Reorganization.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of the Reorganization.

Effect on Shareholder Rights. The Target Board considered that each Fund is organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

With respect to holders of preferred shares of the Target Fund, the Target Board considered that upon the closing of the Reorganization, holders of AMTP Shares of the Target Fund will receive, on a one-for-one basis, newly issued AMTP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the AMTP Shares of the Target Fund exchanged therefor. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares to be issued by the Acquiring Fund in the Reorganization would have equal priority with each other as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Alternatives. The Target Board considered various alternatives to the Reorganization, including liquidating the Target Fund and merging the Target Fund into an open-end fund. In considering liquidation, the Target Board took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. In evaluating the Reorganization, the Target Board considered, among other things, the Adviser’s view that combining the Target Fund with a larger municipal closed-end fund with a national mandate was an attractive alternative in light of certain potential benefits to Target Fund shareholders, as outlined above.

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Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganization may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2020. The table reflects pro forma exchange ratios of approximately 1.05453060 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Reorganization is consummated, the actual exchange ratios may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Nuveen AMT- Free Quality Municipal Income Fund Pro Forma(1)
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$—	$185,000,000	$—	$185,000,000
Series B MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$—	$335,000,000	$—	$335,000,000
Series C MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$—	$238,000,000	$—	$238,000,000
Series D MuniFund Preferred (MFP) Shares, $1,000 stated value per share, at liquidation value	$—	$200,000,000	$—	$200,000,000

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	Target Fund	Acquiring Fund	Pro Forma Adjustments	Nuveen AMT- Free Quality Municipal Income Fund Pro Forma(1)
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$219,000,000	$—	$219,000,000
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$130,900,000	$—	$130,900,000
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$350,900,000	$—	$350,900,000
Series 4 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$489,500,000	$—	$489,500,000
Series 5 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$100,000,000	$—	$100,000,000
Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$143,500,000	$—	$143,500,000
Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$173,000,000	$—	$—	$173,000,000

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	Target Fund	Acquiring Fund	Pro Forma Adjustments		Nuveen AMT- Free Quality Municipal Income Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 20,226,887 shares outstanding for the Target Fund, 278,590,267 shares outstanding for the Acquiring Fund, and 299,920,083 for the Nuveen AMT-Free Quality Municipal Income Fund Pro Forma	$202,269	$2,785,903	$11,029	(2)	$2,999,201
Paid-in surplus	287,665,220	3,727,965,928	(661,029	)(3)	4,014,970,119
Total distributable earnings	20,833,830	293,561,953	—		314,395,783

Net assets applicable to common shares	$308,701,319	$4,024,313,784	$(650,000)		$4,332,365,103

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.26	$14.45			$14.45
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Reorganization were effective as of April 30, 2020, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about January 11, 2021, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)

Assumes the issuance of 21,329,816 Acquiring Fund common shares in exchange for the net assets of the Target Fund. These numbers are based on the net asset value of the Acquiring Fund and Target Fund as of April 30, 2020, adjusted for estimated Reorganization costs.

(3)	Includes the impact of estimated total Reorganization costs of $650,000, $590,000 of which will be borne by the Target Fund and $60,000 of which will be borne by the Acquiring Fund.

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Expenses Associated with the Reorganization

Preferred shareholders will not bear any costs of the Reorganization, however the Funds and indirectly their common shareholders will bear the cost of the Reorganization whether or not the Reorganization is consummated. The allocation of the costs of the Reorganization to the Funds is based on the projected relative benefits of the Reorganization, based on impact on common share net earnings, if any, to Fund shareholders following the Reorganization. The costs of the Reorganization are estimated to be $650,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization. The Reorganization costs will be allocated between the Funds based on projected benefits following the Reorganization, based on impact on common share earnings. The Target Fund is expected to be allocated $590,000 and the Acquiring Fund is expected to be allocated $60,000 of the Reorganization costs. If the Reorganization is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund and indirectly its common shareholders, will still bear the costs of the Reorganization.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of

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the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.

No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

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5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by a Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

The opinion addressing the federal income tax consequences of the Reorganization described above will rely on the assumption that the Acquiring Fund AMTP Shares received in the Reorganization will constitute equity of the Acquiring Fund. In that regard, Stradley Ronon Stevens & Young, LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund AMTP Shares received in the Reorganization by the holders of AMTP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganization, there can be no

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assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganization could differ significantly from those described in this Proxy Statement.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

The opinion addressing the federal income tax consequences of the Reorganization will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, the Target Fund will declare a distribution to its common shareholders, which, together with all other

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distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by holders of AMTP Shares of the Target Fund with respect to the year to be taxable for federal income tax purposes. Additional distributions may be made if necessary.

After the Reorganization, the combined fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

As of October 31, 2019, the Acquiring Fund’s tax year end, the Acquiring Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

Short-Term	$24,735,519
Long-Term	28,357,683

	$53,093,202	*

*	A portion of the Acquiring Fund’s capital loss carryforwards are subject to an annual limitation under the Code and related regulations.

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As of February 29, 2020, the Target Fund’s tax year end, the Target Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

Short-Term	$1,132,576
Long-Term	199,890

$1,332,466

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganization, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding preferred shares of the Acquiring Fund (including former Target Fund preferred shareholders who hold shares of the Acquiring Fund following the Reorganization) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares and preferred shares entitled to vote on the

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matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. The Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Holders of the Target Fund’s common shares and holders of the Acquiring Fund’s preferred shares are being solicited separately on the foregoing proposal through a separate joint proxy statement/prospectus and not through this Proxy Statement.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained at the Annual Meeting, and certain other consents, confirmations and/or waivers from various third parties, including holders of preferred shares and liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization proposal approve such proposal

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and a Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions.

Each series of preferred shares, (with the exception of the Series D MFP Shares of the Acquiring Fund) was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Reorganization with respect to its or their interests. Additionally, because of the smaller liquidation preference of each Series D MFP Share, holders of Series D MFP Shares will have a greater number of votes for the same dollar value compared to other series of preferred shares of the Acquiring Fund. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Reorganization; there is no guarantee that such shareholders will approve a proposal over which they may exercise effective disposition power. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund including conducting additional solicitations with respect to a proposal or, with respect to the Target Fund’s Board, continuing to operate as a standalone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions, as described under

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“Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws are on file with the SEC and may be obtained as described on page 109.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of the Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

So long as preferred shares are outstanding, including the AMTP Shares, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

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Affiliated Brokerage and Other Fees

Neither the Target Fund nor the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund.

During the last fiscal year, neither the Target Fund nor the Acquiring Fund made any material payments to the Adviser or Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser for services provided to the Target Fund (other than pursuant to a Fund’s Investment Management Agreement).

Description of AMTP Shares to Be Issued by the Acquiring Fund

The terms of the AMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization (the “New AMTP Shares”) will be substantially similar, as of the time of the closing of the Reorganization, to the outstanding AMTP Shares of the Target Fund. However, because of the Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the AMTP Shares of the Target Fund, that generally would require an additional payment to holders subject to Michigan income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Michigan income taxation (in addition to federal income taxation). The aggregate liquidation preference of the New AMTP Shares received in the Reorganization will equal the aggregate liquidation preference of the Target Fund AMTP Shares held immediately prior to the closing of the Reorganization. A full description of New AMTP Shares is set forth in the Memorandum attached as Appendix B to this Proxy Statement.

Summary Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

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General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust, by-laws and related governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust, by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s liabilities generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

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The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act.

The declaration of trust of each Fund provides that each whole share of the Fund is entitled to one vote on any matter on which it is entitled to vote and each fractional common share is entitled to a proportional fractional vote.

The by-laws of each Fund provide that the holders of a majority (more than 50%) of the shares of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Notwithstanding the foregoing, when the holders of preferred shares are entitled to elect any of a Fund’s trustees by class vote of such holders, the holders of thirty-three and one-third percent (33 1/3%) of the shares entitled to vote at a meeting shall constitute a quorum for the purpose of such an election. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except for the election of trustees and as

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otherwise required by the 1940 Act, the declaration of trust, the by-laws, any resolution of the trustees which authorizes the issuance of preferred shares or the written statement setting forth the relative rights and preferences of the preferred shares. With respect to the election of trustees, each Fund’s by-laws provide that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

The by-laws of each Fund provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition (the “Control Share Provisions”). The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of trustees (except for any elections of trustees by holders of preferred shares voting as a separate class) in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares.

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Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by

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action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

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Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties involved in the conduct of his or her office. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or

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on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

General

The Funds have similar but not identical investment objectives, policies and risks in that each Fund seeks to provide current income exempt from regular federal income tax (and, in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals and, in the case of the Target Fund, Michigan individual income taxes) and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. For the Target Fund, the foregoing objectives regarding (i) current income exempt from both regular federal income taxes and Michigan individual income taxes; and (ii) the enhancement of portfolio value relative to the Michigan municipal bond market through investments in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued, are identified as the Target Fund’s primary and secondary objectives, respectively. The Acquiring Fund’s investment objectives are not categorized in this manner. Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined above) in a portfolio of securities that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals. Under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets (as defined above) in municipal

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securities and other related investments, the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets (as defined above) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Sub-Adviser. The Acquiring Fund may invest in distressed securities. Under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Adviser. The Target Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. If a municipal security satisfies the ratings requirements described above at the time of purchase, the Target Fund will not be required to dispose of the security upon a downgrade. No more than 10% of the Target Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

In addition, as a non-fundamental investment policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. The Target Fund may invest no more than 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

Note that (1) each Fund’s investment objectives; (2) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in a portfolio of securities that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals; and (3) the Target Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Michigan income taxes may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a

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majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Investment Policies

As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or lower) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy applies only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser

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and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to the Memorandum attached as Appendix B to this Proxy Statement.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of

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portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. As of April 30, 2020, the average effective maturity of the portfolio of the Acquiring Fund was 17.58 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured

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obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Obligations” in the Memorandum attached as Appendix B to this Proxy Statement.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any

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borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of dividends payable to Acquiring Fund shareholders being subject to regular federal income tax, and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories

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and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a

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state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s

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receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Legislation commonly known as the Tax Cuts and Jobs Act of 2017 repealed the federal income tax exclusion from gross income for interest paid on certain pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

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As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate

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securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial

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and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such

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transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value

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of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risks of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by

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which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in

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municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio

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securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Target Fund’s Board recommends that shareholders vote FOR the approval of the Reorganization.

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PROPOSAL NO. 2—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of the Target Fund, the Target Fund’s Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. In addition, two (2) Target Fund Board Members are to be elected by the preferred shareholders of the Target Fund. The common shareholders of the Target Fund are being solicited to vote on this Proposal No. 2 by means of a separate joint proxy statement/prospectus.

Three (3) Board Members are to be elected by holders of common and preferred shares of the Target Fund, voting together as a single class. Board Members Nelson, Toth and Young have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2023 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Hunter and Moschner are nominees to be elected by holders of preferred shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

Board Members Evans, Stockdale, Stone and Wolff are current and continuing Board Members. Board Members Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Member Evans has been designated as a Class III Board Member for a term expiring at the 2021 annual meeting of shareholders or until their successors have been duly elected and qualified. The Target Fund’s Board currently has one vacancy due to the resignation of Margo L. Cook on February 27, 2020, who was considered an “interested person” of the Funds by reason of her position with Nuveen and/or certain of its subsidiaries.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated

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by the Target Fund’s current Board. The by-laws of the Target Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a Board Member.

Class I Board Members Stockdale, Stone and Wolff were last elected at the annual meeting of shareholders held on December 5, 2019, as were Board Members Hunter and Moschner, elected by the holders of preferred shares. Class III Board Member Evans was last elected at the annual meeting of shareholders held on November 13, 2018. Class II Board Members Nelson, Toth and Young were last elected at the annual meeting of shareholders held on November 14, 2017. At its meeting held on August 4-6, 2020, the Board of the Target Fund appointed Matthew Thornton III as a new Board Member for the Target Fund designated as a Class III Board Member, effective November 16, 2020.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Target Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Target Fund, and has never been an employee or director of the Adviser, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of the Target Fund. When there are three (3) nominees for election to the Board, as is the case here, a vote by plurality means the three nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Target Fund’s Board Members.

The Board of the Target Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as designated as an Annual or Class II Board Member.

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Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1959	Chairman of the Board; Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chairman of the Board since 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); formerly, Director, Fulcrum IT Services, LLC (2010-2019); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Chicago Fellowship Board (2005-2016); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	155	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member (since 2015), American Board of Orthopaedic Surgery; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	155	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual or Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	155	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Annual or Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	155	Chairman (since 2019) and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council, Fordham University (2010-2019) and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America and Global Head of the Financial Markets Division (2007-2008) and various executive leadership roles at ABN AMRO Bank N.V. (1996-2007).	155	None

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 1997	Board Member of the Land Trust Alliance (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155	Former Director (2010-2020), Cboe Global Markets, Inc., formerly named CBOE Holdings, Inc.

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2022 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of July 31, 2020. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

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Dollar Range of Equity Securities

Name of Board Member/Nominee	Target Fund	Acquiring Fund	Family of Investment Companies(1)
Jack B. Evans	None	None	Over $	100,000
William C. Hunter	None	None	Over $	100,000
Albin F. Moschner	None	None	Over $	100,000
John K. Nelson	None	None	Over $	100,000
Judith M. Stockdale	None	$50,001-$100,000	Over $	100,000
Carole E. Stone	None	None	Over $	100,000
Terence J. Toth	None	$50,001-$100,000	Over $	100,000
Margaret L. Wolff	None	None	Over $	100,000
Robert L. Young	None	None	Over $	100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee of the Funds and in all Nuveen Funds overseen by each Board Member/nominee.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of September 1, 2020, Board Members and executive officers as a group beneficially owned approximately 1.08 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of October 14, 2020, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of October 14, 2020, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners that, to the knowledge of the Fund, own 5% or more of any class of shares of either Fund is provided under “General Information—Shareholders of the Target Fund and the Acquiring Fund.”

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Compensation

Effective January 1, 2020, each Independent Board Member receives a $195,000 annual retainer, increased from $190,000 as of January 1, 2019, plus: (a) a fee of $6,750 per day, which was increased from $6,500 per day as of January 1, 2019, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting, which was increased from $2,500 per day as of January 1, 2019, for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs; plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, and the chairpersons of the Audit Committee; the Dividend Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Closed-End Funds Committee; and the Nominating and Governance Committee receive $15,000 each as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is

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held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may hold in-person meetings by telephonic or videographic means and be compensated at the in-person rate.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member/nominee for its last fiscal year.

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Aggregate Compensation from the Fund(1)

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Target Fund	$1,283	$1,346	$1,187	$1,350	$1,221	$1,241	$1,584	$1,161	$1,125
Acquiring Fund	17,541	18,263	16,222	18,333	16,922	17,993	21,462	16,656	15,741

Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$400,437	$420,625	$376,050	$420,625	$388,232	$409,035	$490,225	$384,667	$363,189

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Target Fund	$122	$—	$—	$—	$231	$600	$—	$366	$1,125
Acquiring Fund	1,867	—	—	—	3,279	9,333	—	5,823	15,741

Board Leadership Structure and Risk Oversight

The Board of the Target Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations.

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The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margaret L. Wolff. During the fiscal year ended February 29, 2020, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on the Target Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Robert L. Young, Chair, William C. Hunter, Albin F. Moschner and Margaret L. Wolff. During the fiscal year ended February 29, 2020, the Dividend Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to

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the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semiannual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Judith M. Stockdale, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at https://www.nuveen.com/fund-governance. During the fiscal year ended February 29, 2020, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

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In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Terence J. Toth, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 29, 2020, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and

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procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills,

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diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fund-governance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 29, 2020, the Nominating and Governance Committee met six times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Funds Committee, reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds.

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Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 29, 2020, the Closed-End Funds Committee met four times.

Board Member Attendance. During the fiscal year ended February 29, 2020, the Target Fund’s Board held six regular meetings and nine special meetings.

During the last fiscal year, each Board Member attended 75% or more of the Target Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of the Target Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications,

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attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman since 2019 and President (1996-2019) of The Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopaedic Surgery as a Public Member Director (since 2015), and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that

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provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2104). At Fordham University, he

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served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991). Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

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Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton has been appointed to the Board effective November 16, 2020.

Terence J. Toth

Mr. Toth, the Board’s Independent Chair, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2010 to 2019, he was a Director of Fulcrum IT Services, LLC and from 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at

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Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and

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institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. Shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members other than those elected by the holders of preferred shares only, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017).

Jacques M. Longerstaey 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1963	Vice President	Term: Annual Length of Service: Since 2019	Senior Managing Director, Chief Risk Officer (since May 2019) of Nuveen; Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)

Jon Scott Meissner TIAA 8500 Andrew Carnegie Boulevard Charlotte, NC 28262 1973	Vice President	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting (since 2017) of Nuveen; Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director (since 2016) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Senior Director, Mutual Fund Taxation (since 2015) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

Deann D. Morgan 100 Park Avenue New York, NY 10016 1969	Vice President	Term: Annual Length of Service: Since 2020	Executive Vice President, Global Head of Product of Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing of The Blackstone Group (2013-2017).

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017) and Co-General Counsel (since 2019), formerly, Senior Vice President (2016-2017) and Assistant Secretary (2016-2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration of Nuveen (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008) and Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years(3)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)

Officers serve one-year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Fund complex.

(2)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen Fund complex.
(3)	Information as of September 1, 2020.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the

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independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

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The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Judith M. Stockdale

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019
Target Fund	$28,590	$28,040	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018
Acquiring Fund	$24,610	$24,610	$38,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

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	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019
Target Fund	$—	$—	$—	$—	$—	$—	$—	$—

	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

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Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund has appointed KPMG LLP (“KPMG”), an independent registered public accounting firm, to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Target Fund’s Board considered that it was expected that the annual operating expense ratio of the combined fund following the Reorganization, excluding leverage, would be lower than the annual operating expense ratio of the Target Fund. The operating expense ratios presented below reflect the Target Fund’s fiscal year ended February 29, 2020, the Acquiring Fund’s six-month semi-annual period ended April 30, 2020 (annualized) and the pro forma expenses for the six months ended April 30, 2020 (annualized) for the combined fund following the Reorganization based on the assumptions set forth in “Comparative Fee Table” at page 25.

	Target Fund	Acquiring Fund	Nuveen AMT-Free Quality Municipal Income Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.93%	0.87%	0.86%
Other Expenses	0.08%	0.07%	0.07%

Total Operating Expenses	1.01%	0.94%	0.93%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum attached as Appendix B to this Proxy Statement for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

Please see “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Memorandum attached as Appendix B to this Proxy Statement.

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Description of Outstanding Acquiring Fund MFP Shares

The Acquiring Fund’s outstanding MFP Shares, which will remain outstanding following the completion of the Reorganization, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series A MFP Shares	1,850	$0.01	$100,000	February 2018	February 3, 2048
Series B MFP Shares	3,350	$0.01	$100,000	March 2018	March 2, 2028
Series C MFP Shares	2,380	$0.01	$100,000	March 2018	March 2, 2028
Series D MFP Shares	200,000	$0.01	$1,000	March 2019	March 1, 2029

The Series A MFP Shares, the Series B MFP Shares and the Series C MFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the Securities Act. The Series D MFP Shares were issued in a public offering registered under the Securities Act.

The Series A MFP Shares and the Series B MFP Shares are in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the MFP Shares of a series are in the VR Mode, the Acquiring Fund and the beneficial owner or owners of the MFP Shares of the applicable series may agree from time to time to adjust the dividend rate and other economic terms.

The Series C MFP Shares are in the Variable Rate Demand Mode (the “VRD Mode”) in which the adjustable dividend rate is set weekly by a remarketing agent. Holders of the outstanding Series C MFP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The outstanding Series C MFP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Series C MFP Shares.

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The Series C MFP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Series C MFP Shares requires the liquidity provider to purchase from holders all outstanding Series C MFP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding Series C MFP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Series C MFP Shares to purchase the outstanding Series C MFP Shares pursuant to the purchase agreement for such series runs to the benefit of the holders of the outstanding Series C MFP Shares and is unconditional and irrevocable, and as such the short-term rating assigned to the outstanding Series C MFP Shares is directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Series C MFP Shares entered into a purchase agreement with respect to the outstanding Series C MFP Shares, subject to periodic extension by agreement with the Acquiring Fund.

The Series D MFP Shares are in the “Variable Rate Remarketed Mode” (the “VRR Mode”), in which the dividend generally is a clearing rate determined each business day by a remarketing agent appointed by the Acquiring Fund. Beneficial owners of Series D MFP Shares generally may on any business day tender their Series D MFP Shares to the remarketing agent, which has agreed to use its best efforts to remarket in seven days any tendered Series D MFP Shares. In the event of a failed remarketing, the dividend rate will step up, and the Acquiring Fund will redeem all outstanding Series D MFP Shares 365 days after the failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series D MFP Shares or the successful transition by the Acquiring Fund of the Series D MFP Shares to a new mode.

The Acquiring Fund established the term of the VR Mode for the Series A MFP Shares and the Series B MFP Shares, the VRD Mode for the Series C MFP Shares and the VRR Mode for the Series D MFP Shares as ending on their respective Term Redemption Dates, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund.

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Under the statements establishing and fixing the rights and preferences of the outstanding MFP Shares, as supplemented (the “Statements”), the Fund may terminate the VR Mode or VRR Mode early and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the outstanding MFP Shares of such series payable on the dividend payment dates with respect to the outstanding MFP Shares of such series. Holders of outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding MFP Shares on the Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the applicable liquidation preference per share ($100,000 or, in the case of Series D MFP Shares, $1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements, as applicable, and any such failure is not cured within the applicable cure

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period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In the case of Series A or B MFP Shares, the Acquiring Fund is obligated to redeem all of the outstanding MFP Shares of the applicable series, in the event a mode change is initiated and a failed transition to a new mode occurs, if such failure is not cured within the applicable cure period. In addition, as described above, the Acquiring Fund will be obligated to redeem all outstanding Series D MFP Shares 365 days after a failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series D MFP Shares. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of outstanding MFP Shares is entitled to one vote for each outstanding MFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding MFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding MFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of outstanding MFP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding MFP Shares or holders of outstanding MFP Shares of the applicable series. In addition, holders of outstanding Series A MFP Shares and Series B MFP Shares have certain consent rights under the purchase agreement for the outstanding MFP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment

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company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding MFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding MFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding MFP Shares of each series have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the other series of outstanding MFP Shares, VRDP Shares and AMTP Shares, including the New AMTP Shares.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund’s outstanding VRDP Shares, each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Reorganization, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Mandatory Redemption Date
Series 1 VRDP Shares	2,190	$0.01	$100,000	May 2013	June 1, 2040
Series 2 VRDP Shares	1,309	$0.01	$100,000	May 2013	December 1, 2040
Series 3 VRDP Shares	3,509	$0.01	$100,000	September 2016	March 1, 2040
Series 4 VRDP Shares	4,895	$0.01	$100,000	September 2016	September 11, 2026
Series 5 VRDP Shares	1,000	$0.01	$100,000	October 2016	October 1, 2046

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Under the statements establishing and fixing the rights and preferences of the outstanding VRDP Shares (the “Statements”), the outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the outstanding VRDP Shares of the applicable series.

The outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all outstanding VRDP Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the outstanding VRDP Shares of each series to purchase the outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the outstanding VRDP Shares of each series entered into a purchase agreement with respect to the outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Acquiring Fund.

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Dividends

The holders of outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the outstanding VRDP Shares of such series. Holders of outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the Statement for the outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum VRDP

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asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider for the outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of outstanding VRDP Shares is entitled to one vote for each outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding VRDP Shares or holders of outstanding VRDP Shares of the applicable series. Holders of outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

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Priority of Payment

The outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the MFP Shares, the other series of outstanding VRDP Shares and AMTP Shares, including the New AMTP Shares.

Description of Outstanding Acquiring Fund AMTP Shares

The Outstanding AMTP Shares, offered to qualified institutional buyers in a private transaction exempt from registration under the Securities Act, which will remain outstanding following the completion of the Reorganization, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Private Offering Time	Mandatory Redemption Date
Series 2028 AMTP Shares	1,435	$0.01	$100,000	November 2018	December 1, 2028

Holders of Outstanding AMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Outstanding AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding AMTP Shares.

The Outstanding AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding AMTP Shares on the dates listed above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption

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price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The Outstanding AMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the Statement for the Outstanding AMTP Shares or as otherwise required by applicable law, (1) each holder of Outstanding AMTP Shares is entitled to one vote for each Outstanding AMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of Outstanding AMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding AMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding AMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

With respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding AMTP Shares or holders of Outstanding AMTP Shares, holders of Outstanding AMTP Shares vote separately. In addition, holders of Outstanding AMTP Shares have certain consent rights under the purchase agreement for the Outstanding AMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding AMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including Outstanding AMTP Shares, are entitled to elect additional trustees

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constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding AMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding AMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the outstanding VRDP Shares, the outstanding MFP Shares and the New AMTP Shares to be issued in connection with the Reorganization.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares and Outstanding AMTP Shares, the transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 (“Computershare”). Computershare will serve in such capacity with respect to the Acquiring Fund’s New AMTP Shares issued in the Reorganization. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Acquiring Fund’s MFP Shares and VRDP Shares.

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Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Pursuant to its non-fundamental investment policy adopted on February 4, 2016, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation

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being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

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The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of

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shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund

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invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

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With respect to the preferred shares of the Acquiring Fund issued in the Reorganization, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganization, including that the Reorganization will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganization, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Experts

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the fiscal year ended October 31, 2019 and February 29, 2020, respectively, are incorporated by reference herein. The Acquiring Fund’s financial statements as of and for the 2019, 2018, 2017, 2016 and 2015 fiscal years have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon. The Target Fund’s financial statements as of and for the 2020, 2019, 2018, 2017 and 2016 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

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GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information as of September 8, 2020.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund
Common shares	Unlimited	—	278,590,267
Preferred shares	Unlimited	—

1,850 (Series A MFP)

3,350 (Series B MFP)

2,380 (Series C MFP)

200,000 (Series D MFP)

2,190 (Series 1 VRDP)

1,309 (Series 2 VRDP)

3,509 (Series 3 VRDP)

4,895 (Series 4 VRDP)

1,000 (Series 5 VRDP)

1,435 (Series 2028 AMTP)

Target Fund
Common shares	Unlimited	—	20,226,887
Preferred shares	Unlimited	—	1,730 (Series 2028 AMTP)

The common shares of the Acquiring Fund and Target Fund are listed and trade on the NYSE under the ticker symbols NEA and NUM, respectively. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund and Target Fund are currently listed on any exchange.

Shareholders of the Acquiring Fund and the Target Fund

As of October 5, 2020, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who, to the knowledge of a Fund, beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the

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number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before October 5, 2020. The estimated pro forma information presented is calculated assuming outstanding common and preferred shares as of September 8, 2020 for each Fund. Information regarding Series C MFP Shares, Series D MFP Shares and VRDP Shares, if any, is provided by remarketing agents or other market sources.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—
Series 2028 AMTP Shares	Bank of America Preferred Funding Corporation 214 North Tryon Street, Charlotte, North Carolina 28255	1,435	100.00%	100.00%	1.47%
Series A MFP Shares	Bank of America Preferred Funding Corporation 214 North Tryon Street, Charlotte, North Carolina 28255	1,850	100.00%	100.00%	1.47%
Series B MFP Shares	Wells Fargo Bank, National Association 301 South Tryon Street, 11th Floor, Charlotte, North Carolina 28202	3,350	100.00%	100.00%	2.27%

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				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Target Fund—
Common Shares	Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein, 405 Lexington Avenue 58th Floor, New York, New York 10174	1,158,240	5.70%	0.40%	N/A
Series 2028 AMTP Shares	Wells Fargo Bank, National Association 301 South Tryon Street, 11th Floor, Charlotte, NC 28202-6000	1,730	100.00%	100.00%	2.27%

As of October 5, 2020, the Acquiring Fund is not aware of any shareholders holding more than 5% of its common shares. Neither Fund is aware of any person who, as of October 5, 2020, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

The Acquiring Fund Series C MFP Shares and the VRDP Shares of each series are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of Series C MFP Shares and VRDP Shares associated with fund complexes known to the Fund to hold greater than 5% of such shares as of September 30, including the number of shares associated with the fund complex and percentage of total outstanding shares, is as follows: Series C MFP: Schwab Funds (250 shares (10.50%)), Federated Funds (710 shares (29.83%)), Vanguard Funds (710 shares (29.83%)), and Wells Fargo Funds (710 shares (29.83%)); Series 1 VRDP: Vanguard Funds (2,190 shares (100%)); Series 2 VRDP: Vanguard Funds (320 shares (24.45%)) and BlackRock Funds (69 shares (5.27%)); Series 3 VRDP: JP Morgan Funds

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(1,785 shares (50.87%)) and Wells Fargo Funds (1,634 shares (46.57%)); Series 4 VRDP: Schwab Funds (319 shares (6.52%)), Federated Funds (1,496 shares (30.56%)), JP Morgan Funds (300 shares (6.13%)) and Vanguard Funds (2,680 shares (54.75%)); Series 5 VRDP: BlackRock Funds (150 shares (15.00%)), Schwab Funds (250 shares (25.00%)), Federated Funds (200 shares (20.00%)) and Vanguard Funds (350 shares (35.00%)).

Information with respect to aggregate holdings of Series D MFP Shares associated with institutional investors known by the Fund to hold greater than 5% of the outstanding Series D MFP Shares of the Acquiring Fund as of September 30, 2020, including the number of MFP Shares and percentage of total outstanding shares, is as follows: Federated Funds (11,700 shares (5.85%)), Mackay (46,800 shares (23.40%)) and Vanguard Funds (123,000 shares (61.50%)).

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Reorganization. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be borne indirectly by common shareholders of the Target Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or Computershare Fund Services, or by dealers and their representatives.

The costs of the Reorganization are estimated to be $650,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and Plan of Reorganization and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization. The Reorganization costs will be allocated between the Funds based on projected benefits following the Reorganization, based on impact on common share net earnings. The Target Fund is expected to be allocated $590,000 and the Acquiring Fund is expected to be allocated $60,000 of the Reorganization costs. If the Reorganization is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Funds, and common shareholders of the Funds indirectly, will still bear the costs of the Reorganization.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

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Shareholder Proposals

The Acquiring Fund expects to hold its 2021 annual meeting of shareholders in August 2021.

To be considered for presentation at the 2021 annual meeting of shareholders of the Acquiring Fund, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 2, 2021. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund no earlier than April 1, 2021 and no later than April 16, 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If Proposal No. 1 is approved at the Target Fund’s Meeting and the Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2021 annual meeting. If the Reorganization is not approved or is not consummated, the Target Fund will hold its 2021 annual meeting of shareholders, expected to be held in November 2021.

To be considered for presentation at the 2021 annual meeting of shareholders of the Target Fund, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 29, 2021. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c) (1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to the Fund’s by-laws, submit such written notice to the Target Fund not later than August 16, 2021 or prior to August 1, 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing

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documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of the Target Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Target Fund will also furnish, without charge, a copy of its by-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is October 31. The fiscal year end for the Target Fund is February 28/29.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 7, 2020

The Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Target Fund does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Target Fund entitled to be present and to vote at the Annual Meeting will be available beginning ten days prior to the date of the Annual Meeting for inspection by any shareholder for any legally valid purpose related to the Annual Meeting. Shareholders interested in inspecting the list of shareholders for the Target Fund should contact (800) 257-8787 for additional information. To email the Target Fund, please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meeting if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the meeting may, whether or not a quorum is present, announce one or more adjournments with respect to one or more or all matters to be considered at the Annual Meeting on behalf of the Target Fund to a designated time and place. No notice of the adjournment need be given

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where the date, time and place of the meeting were announced at the time of the adjournment. Any meeting of shareholders may be postponed prior to the meeting by the trustees or by the officers of the Target Fund, and the announcement of such postponement may be made by press release or other means of public communication as permitted or required by applicable law. Any adjourned or postponed meeting may reconvene or convene as designated or announced, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Annual Meeting. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 described in this Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman Vice President and Secretary The Nuveen Closed-End Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•], 2020, between Nuveen AMT-Free Quality Municipal Income Fund (the “Acquiring Fund”) and Nuveen Michigan Quality Municipal Income Fund (the “Target Fund”), each a Massachusetts business trust. The Acquiring Fund and Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and newly issued Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund AMTP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund AMTP Shares received by the Target Fund to the holders of common shares and AMTP Shares of the Target Fund, respectively, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund AMTP Shares as the number of AMTP Shares of the Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) and having substantially similar terms as the AMTP Shares of the Target Fund as of the Closing, and (ii) to assume substantially all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund AMTP Shares to be issued to the Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and the shares of such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, and the dividend(s) set forth in Section 8.5 shall be paid as set forth in such section.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies or restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.7), and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except that the preferred share dividends as set forth in Section 1.4 and the dividend(s) as set forth in Section 8.5 shall be paid as set forth in those sections. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends as set forth in Section 1.4 and the dividend(s) set forth in Section 8.5.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing AMTP Shares of the Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund AMTP Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), the Target Fund will declare all accumulated but unpaid dividends on its AMTP Shares up to and including the day immediately preceding the Closing Date. With respect to the AMTP Shares of the Target Fund, such accumulated and unpaid dividends will be paid by the Target Fund on the dividend payment date in respect of the first dividend period of the Acquiring Fund AMTP Shares for which such AMTP Shares of the Target Fund were exchanged to the holders entitled thereto. The Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund at the Closing.

1.5        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect to the Acquiring Fund Common Shares to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)) and (ii) pro rata to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund AMTP Shares received by the Target Fund pursuant to Section 1.1. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the

Acquiring Fund Common Shares received by the Target Fund and, in the case of a Target Fund Preferred Shareholder, representing such shareholder’s pro rata share of the Acquiring Fund AMTP Shares received by the Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends. All of the issued and outstanding common and preferred shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)        On or promptly after the Closing Date, but in no event later than 12 months after the Closing Date, the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s common shares or preferred shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Fund’s governing documents, the laws of the Commonwealth of Massachusetts, and the federal securities laws promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Sections 1.4 and 1.5.

1.9        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF TARGET FUND ASSETS.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. For purposes of this Section 2.1, the value of the Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF ACQUIRING FUND COMMON SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. For purposes of this Section 2.2, the value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund in the Reorganization will equal, as of the Valuation

Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after the Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    Subject to Sections 2.1 and 2.2 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both

Funds in order for the closing of the Reorganization to take place. The Closing shall occur on January 11, 2021 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. The Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        With respect to its common shares and AMTP Shares, the Target Fund shall issue and deliver, or cause the transfer agent with respect to its common shares and AMTP Shares to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and AMTP Shares of the Target Fund and the number and percentage ownership of outstanding common shares and AMTP Shares held by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver, or cause the transfer agent with respect to the Acquiring Fund Common Shares and Acquiring Fund AMTP Shares to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, as supplemented (“Target Fund AMTP Statement”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of February 29, 2020 and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 29, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities contingent or otherwise, incurred by it subsequent to February 29, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares other than the Target Fund AMTP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of Target Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the

Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants to the Target Fund as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, any Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred

Shares, as supplemented and amended (“Acquiring Fund MFP Statement”), any Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as supplemented and amended (“Acquiring Fund VRDP Statement”), any Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, as supplemented and amended (“Acquiring Fund AMTP Statement”), or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2019 and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2019 and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2020 and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2020 and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.7); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of Acquiring Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Funds will call meetings of their respective shareholders to consider and act upon the proposals required to effect the provisions of this Agreement, as applicable, and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund AMTP Shares to be issued to holders of the Target Fund’s AMTP Shares (the “AMTP Proxy Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and AMTP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Chief Administrative Officer or any Vice

President of the Target Fund and (ii) the Controller or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4        Prior to the Valuation Time, the Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

7.5        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust, By-Laws and Target Fund AMTP Statement. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement, each Acquiring Fund VRDP Statement and each Acquiring Fund AMTP Statement. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2        As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund Common Shareholders as of the record date for such dividend or dividends. The Target Fund shall not have any rights with respect to, or interest in, the assets held in the escrow account.

8.6        The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring

Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws, any Acquiring Fund MFP Statement, any Acquiring Fund VRDP Statement or any Acquiring Fund AMTP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust, By-Laws, and each Acquiring Fund MFP Statement, each Acquiring Fund VRDP Statement and each Acquiring Fund AMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Target Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)        To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to transfer its assets as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or Target Fund AMTP Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust, By-Laws and Target Fund AMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund

Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund under applicable state law promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund AMTP Shares as equity for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Stradley Ronan Stevens &Young, LLP with respect to such issue.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be allocated between the Funds based on the projected relative benefits to each Fund during the first year following the Reorganization, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND

By:
Name:	Gifford R. Zimmerman
Title:	Vice President and Secretary

[Signature Page to Agreement and Plan of Reorganization (NEA-NUM Reorganization)]

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganization

Nuveen Michigan Quality Municipal Income Fund	AMTP Shares, Series 2028 $100,000 liquidation preference per share Term Redemption Date: December 1, 2028	AMTP Shares, Series 2028-1 $100,000 liquidation preference per share Term Redemption Date: December 1, 2028

APPENDIX B

CONFIDENTIAL INFORMATION MEMORANDUM

CONFIDENTIAL INFORMATION MEMORANDUM

$173,000,000

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

1,730 SHARES SERIES 2028-1

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum is provided for information purposes in connection with the issuance of 1,730 Adjustable Rate MuniFund Term Preferred Shares Series 2028-1, par value $0.01 per share, with a liquidation preference of $100,000 per share (the “New AMTP Shares”), of Nuveen AMT-Free Quality Municipal Income Fund (the “Fund”) in connection with the reorganization of Nuveen Michigan Quality Municipal Income Fund (the “Target Fund”) into the Fund (the “Reorganization”).

This Information Memorandum is being provided exclusively to holders of Adjustable Rate MuniFund Term Preferred Shares Series 2028 of the Target Fund (the “Target Fund AMTP Shares”) as of September 8, 2020. At the closing of the Reorganization, the Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of Target Fund AMTP Shares will receive, on a one-for-one basis, New AMTP Shares for their Target Fund AMTP Shares held immediately prior to the Reorganization.

The terms of the New AMTP Shares to be issued in the Reorganization will be substantially similar as of the time of the closing of the Reorganization to the outstanding Target Fund AMTP Shares for which they will be exchanged. However, because of the Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the Target Fund AMTP Shares, that generally would require an additional payment to holders subject to Michigan income taxation in the event the Target Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Michigan income taxation (in addition to federal income taxation). The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New AMTP Shares are set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares and the appendix thereto, attached hereto as Appendix A and incorporated herein by reference (the “Statement”). Certain representations and covenants will be set forth in a Purchase Agreement between the Fund and the initial holder (the “Initial Holder”) of the New AMTP Shares (the “Purchase Agreement”). Each prospective holder of the New AMTP Shares is strongly cautioned to review the Statement and the Purchase Agreement in their entirety for a complete description of all terms applicable to the New AMTP Shares. The summary description of the New AMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New AMTP Shares.

Investing in New AMTP Shares involves risks. See “Risks” beginning on page B-30.

The date of this Memorandum is November 4, 2020

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors” and “Plan of Offering.”

Any capitalized terms used but not defined herein shall have the meaning given in the Statement attached hereto as Appendix A.

Book-Entry Only. It is expected that the New AMTP Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company (“DTC”), on or about the closing date of the Reorganization.

The following is a summary of certain key terms applicable to the New AMTP Shares. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption, of the New AMTP Shares are set forth in the Statement, a form of which is attached hereto as Appendix A. The summary description of the New AMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New AMTP Shares and is qualified in all respects by the Statement.

The Fund. The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. There is no assurance that the Fund will achieve its investment objectives.

New AMTP Shares. The terms of the New AMTP Shares to be issued pursuant to the Reorganization will be substantially similar, as of the time of closing of the Reorganization, to the terms of the outstanding Target Fund AMTP Shares for which they are exchanged, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery requirements.

However, because of the Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the Target Fund AMTP Shares, that generally would require an additional payment to holders subject to Michigan individual income taxation in the event the Fund was required to allocate capital gains and/or ordinary income to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Michigan individual income taxation (in addition to federal income taxation).

As of September 8, 2020, the Fund had outstanding (i) 207,580 MuniFund Preferred Shares in four series (the “Outstanding MFP Shares”), (ii) 11,903 Variable Rate Demand Preferred Shares in five series (the “Outstanding VRDP Shares”) and (iii) 1,435 Adjustable Rate MuniFund Term Preferred Shares in one series (the “Outstanding AMTP Shares”). The New AMTP Shares will have equal priority with the Fund’s other preferred shares outstanding from time to time, including the Outstanding MFP Shares, Outstanding VRDP Shares and Outstanding AMTP Shares, with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Dividend Amount. Dividends and other distributions on the New AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on New AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The Dividend Amount for each day in the Rate Period for the New AMTP Shares shall be equal to the product of: (a) the SIFMA Index Rate plus the Dividend Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, and (b) the Liquidation Preference for a New AMTP Share. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward. The Dividend Amount shall in no circumstances exceed the Maximum Amount. The “Maximum Amount” is calculated as the product of the Liquidation Preference multiplied by 15%, divided by the actual number of days in the year (365 or 366). The Dividend Spread for such New AMTP Shares shall be the Applicable Spread unless such spread is adjusted to either (i) the Increased Spread of 5.825% for an Increased Spread Period (or portion of a Rate Period to which the Increased Spread otherwise applies) (as described below), (ii) the Failed Transition Period Applicable Spread for a Failed Transition Period (or portion of a Rate Period to which the Failed Transition Period Applicable Spread otherwise applies) or (iii) the Failed Adjustment Period Applicable Spread for a Failed Adjustment Period (or portion of a Rate Period to which the Failed Adjustment Period Applicable Spread otherwise applies) (each as described below).

Term Adjustments. The Fund and the Majority Designated Owner may propose an Adjusted Dividend Amount and/or any other Adjusted Terms. On any Business Day, the Fund, at its option, may seek to establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice to the Holders of the New AMTP Shares, or by requesting the Redemption and Paying Agent, on behalf of the Fund, to promptly do so. On any Business Day, a Majority Designated Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice to the Fund. Promptly after receiving such notice from such Majority Designated Owner, if such Majority Designated Owner then owns less than 100% of the Outstanding New AMTP Shares, the Fund shall deliver, or request the Redemption and Paying Agent, on behalf of the Fund, to deliver, notice thereof to the Holders of the New AMTP Shares. A Term Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Amount (and/or other Adjusted Terms) with the other party pursuant to such Term Adjustment Notice, in which case the Term Adjustment Notice Period shall terminate. After the Majority Designated Owner delivers a Term Adjustment Notice and while the related Term Adjustment Notice Period is continuing, if at any time during the period commencing forty-five (45) calendar days prior to the 450th calendar day following the delivery of the applicable Term Adjustment Notice (the “Scheduled Term Adjustment Period Expiration Date”), the Majority Designated Owner decreases its ownership level of New AMTP Shares to 50% or less of the Outstanding New AMTP Shares, its Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

Following delivery of a Term Adjustment Notice, the Fund and the Required Designated Owners shall have until the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall decide, to agree in writing to a proposed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), and enter into an Adjusted Terms Agreement (the date of such agreement, the “Adjusted Terms Agreement Date”). The agreed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), if any, may be the rate (and/or any other Adjusted Terms) proposed in the Term Adjustment Notice or such other rate (and/or any other Adjusted Terms) as the Fund and the Required Designated Owners may agree. If the Fund and the Required Designated Owners enter into an Adjusted Terms Agreement during the Term Adjustment Notice Period, then the Adjusted Dividend Amount (and/or any other Adjusted Terms) shall become effective on the Adjusted Terms Effective Date.

During a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase in accordance with the terms of the Statement. The Fund shall provide the Required Designated Owners with at least ten (10) calendar days (or such shorter period as may be consented to by all of the Designated Owners, which consent shall not be deemed to be a vote required by the Statement) prior written notice of a Third Party Purchase Date. A “Third Party Purchase” is the purchase of all of the Outstanding New AMTP Shares from the Required Designated Owners by a Third Party Purchaser, at a price equal to the Third Party Purchase Price for the New AMTP Shares, and which is settled in accordance with the procedures described in the Statement and as summarized below. If the Majority Designated Owner is the proposing party, and the Fund and the Required Designated Owners fail to enter into an

Adjusted Terms Agreement and the Fund is unable to arrange a Third Party Purchase during the Term Adjustment Notice Period, then (i) the proposed Adjusted Dividend Amount shall not take effect, (ii) such failure shall constitute a Failed Adjustment Event, (iii) a Failed Adjustment Period shall commence and (iv) the Fund shall redeem all of the Outstanding New AMTP Shares on the Failed Adjustment Redemption Date, which is generally the 90th calendar day following a Failed Adjustment Event, resulting from such Failed Adjustment Event (a “Failed Adjustment Redemption”). During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount shall be the Failed Adjustment Period Spread. During a Term Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Designated Owners on the Adjusted Dividend Amount (and/or any other Adjusted Terms) for the New AMTP Shares. If the Fund and the Required Designated Owners fail to reach such agreement during the Term Adjustment Notice Period, the Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

An Adjusted Dividend Amount (and/or any other Adjusted Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Amount (and/or any other Adjusted Terms) in accordance with the terms of the Statement. The Adjusted Dividend Amount (and/or any other Adjusted Terms) agreed to in accordance with the procedures set forth in the Statement shall be set forth in an Adjusted Terms Agreement and the associated Supplement to the Statement’s Appendix.

Third Party Purchase. As discussed above, during a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party of an Adjusted Dividend Amount (and/or any other Adjusted Terms), the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase. In the event that a Third Party Purchase is arranged by the Fund, all Outstanding New AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date. A Third Party Purchase may also be arranged by the Fund in connection with a Transition (as described below). The proceeds of such Third Party Purchase shall be used by the Settlement Agent for the purchase of the automatically tendered New AMTP Shares at the Third Party

Purchase Price, and the terms of the sale will provide for the wire transfer of such Third Party Purchase Price by the third party to be received by the Settlement Agent no later than 11:00 a.m., New York City time, on the Third Party Purchase Date for payment to the Holders automatically tendering the New AMTP Shares for sale through the Securities Depository in immediately available funds, against delivery of the tendered New AMTP Shares either (i) to the Settlement Agent through the Securities Depository on the Third Party Purchase Date and the re-delivery of such New AMTP Shares by means of “FREE” delivery through the Securities Depository to the Third Party Purchaser for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Third Party Purchaser or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the Third Party Purchase Date.

A Third Party Purchase shall be effected in accordance with the terms of the Statement.

Transitions. Known as a “Transition,” the Fund may propose, at its option and without any requirement to deliver a Term Adjustment Notice, a transfer to a Third Party Purchaser of beneficial ownership of all Outstanding New AMTP Shares. On any Business Day, the Fund may initiate a Transition. In the event that a Third Party Purchase of the New AMTP Shares is arranged by the Fund in connection with a Transition, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding New AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Transition Date (as defined below). In the event that the Fund successfully accomplishes a Transition and no Failed Transition Event (as described below) otherwise shall have occurred and be continuing as of the effective date of the Transition (the “Transition Date”), then on and as of the Transition Date, such New AMTP Shares shall be subject to the terms set forth in a new Supplement.

“Failed Transition Event” means that, in the case of a proposed Transition, (i) the Fund was unable to successfully Transition all of the Outstanding New AMTP Shares or (ii) the proceeds of the Third Party Purchase of such New AMTP Shares were not received for any reason by (x) by the Settlement Agent by 4:30 p.m., New York City time on the Transition Date, or (y) if payment is not made directly to the Designated Owners of such New AMTP Shares, by 3:00 p.m., New York City time on the Transition Date. If a Failed Transition Event shall have occurred and be continuing, (i) the new terms designated by the Fund shall not be established, (ii) all tendered New AMTP Shares, if any, shall be returned to the relevant tendering Holders by the Settlement Agent, and (iii) all of the then Outstanding New AMTP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date at a price per share equal to (i) the Liquidation Preference per New AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such New AMTP Share accumulated from and including the Date of Original Issue of such New AMTP Share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Transition Redemption Price”)).

The Fund shall provide the Required Designated Owners with written notice of a Transition (a “Transition Notice”) not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter notice period as may be consented to by the Required Designated Owners prior to the applicable Transition Date). If a Failed Transition Event occurs, a Failed Transition Period shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, if any, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Transition Period Applicable Spread.

Applicable Spread Adjustments. As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the Target Fund AMTP Shares held immediately prior to the closing of the Reorganization. The Applicable Spread for the New AMTP Shares may be adjusted to the Increased Spread, the Failed Transition Period Applicable Spread or the Failed Adjustment Period Applicable Spread. The Dividend Spread used to compute the Dividend Amount on New AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period. Subject to the cure provisions set forth in the Statement, a Rate Period with respect to New AMTP Shares shall be deemed to be an “Increased Spread Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by the terms of the Statement; (B) the Fund has failed to deposit with the Redemption and Paying Agent by

12:00 noon, New York City time, on an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by the terms of the Statement; (C) any Rating Agency has withdrawn the credit rating required to be maintained pursuant to the terms of the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the New AMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist at any time that the New AMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event under the Statement.

If a Failed Transition Event occurs, a Failed Transition Period shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Transition Period Applicable Spread, which is the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

If a Failed Adjustment Event occurs, a Failed Adjustment Period shall commence and continue, ending on the earliest to occur of (i) the redemption by the Fund on the Failed Adjustment Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the New AMTP Shares, (ii) the

repurchase by the Fund of 100% of the New AMTP Shares, (iii) the successful Transition of 100% of New AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Adjustment Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners. For each Rate Period or portion thereof during the Failed Adjustment Period, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Adjustment Period Applicable Spread, which is, for each day that a Failed Adjustment Period, if any, has occurred and is continuing, the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Adjustment Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Adjustment Period), and 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Adjustment Period).

Dividend Payments. The Holders of New AMTP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees (the “Board” or the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and other distributions on common shares, cumulative cash dividends and other distributions on each New AMTP Share in an amount equal to the Dividend Amount, calculated as set forth in the Statement, the Appendix thereto and any Supplement thereto that is in effect, and no more. Dividends and other distributions on the New AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on New AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The “Dividend Period” for the New AMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day of each calendar month that the New AMTP Shares are Outstanding. The first Dividend Period on the New AMTP Shares will begin on the Date of Original Issue and will end on (and include) the last calendar day of the first full month following the Date of Original Issue, and the first Dividend Payment Date for the New AMTP Shares will be the first business day following the end of the first Dividend Period. Dividends on New AMTP Shares with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on New AMTP Shares will be paid on each Dividend Payment Date for such New AMTP Shares to the Holders of shares of such New AMTP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption. The Fund is required to redeem all outstanding New AMTP Shares on December 1, 2028 (the “Term Redemption Date”) unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the liquidation preference per New AMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the Term Redemption Date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the New AMTP Shares.

Optional Redemption. The New AMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined below) at a redemption price for each New AMTP Share equal to (x) the Liquidation Preference of such New AMTP Share plus (y) an amount equal to all unpaid dividends and other distributions on such New AMTP Share accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon).

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of 30 calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares of the Fund equal to the lesser of (i) the minimum number of Preferred Shares which, if redeemed immediately prior to the open of business on the Asset Coverage Cure Date, would have resulted in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225%, and (ii) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available under applicable law; and, at the Fund’s sole option, the Fund may redeem a number of Preferred Shares that will result in the Fund having Asset Coverage of up to and including on the Asset Coverage Cure Date. The Preferred Shares to be redeemed may include, at the Fund’s sole option, any number or proportion of New AMTP Shares. If New AMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to the Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption. If the Effective Leverage Ratio of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of New AMTP Shares, in accordance with the terms of such Preferred Shares, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any New AMTP Shares so redeemed will be redeemed at a redemption price equal to the Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not to exceed 46% on such Business Day. At the Fund’s sole option, the Fund may redeem such number of Preferred Shares as would cause the Fund to have an Effective Leverage Ratio on the Effective Leverage Cure Date of no less than 40%. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Other Mandatory Redemptions. The Fund may be required to redeem all outstanding New AMTP Shares in the event of a Failed Transition or a Failed Adjustment Event. See “Transitions” and “Term Adjustments” above.

Information Requirements. The Initial Holder is entitled to receive various information concerning the Fund that is described in the Purchase

Agreement under the heading “Covenants of the Fund—Information.” In particular, the Initial Holder is entitled to receive, within two (2) Business Days after the fifteenth and last day of each month reports of portfolio holdings of the Fund and a report on the Fund’s Asset Coverage, Effective Leverage Ratio, and the floating rate securities of tender option bond (“TOB”) trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the New AMTP Shares under the Securities Act (with respect to which the Fund has no obligation), a permitted transferee of such New AMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to the Initial Holder if these reports have not been timely delivered and such failure is not cured within three Business Days after notification of such failure is provided by the Initial Holder. See Section 2.5 of the Purchase Agreement for additional information. Also, in the event of such a failure, the Initial Holder has the right to calculate the Effective Leverage Ratio for the New AMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.

Voting and Consent Rights. Except as otherwise permitted by the terms of the Statement, so long as any New AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the New AMTP Shares subject to the Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust of the Fund (the “Declaration”) or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such New AMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with the terms of the Statement shall not be considered to materially and adversely affect the rights and preferences of the New AMTP Shares, and (ii) a division of a New AMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the New AMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a New AMTP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such New AMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such New AMTP Share (other than solely as a result of a division of a New AMTP Share). So long as any New AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the New AMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of the Statement, including any Appendix or any Supplement thereto. The Initial Holder also has certain consent rights under the Purchase Agreement, including without limitation to the extent that, collectively, the Initial Holder and its affiliates are the Holder, Designated Owner of at least 51% of the New AMTP Shares then outstanding, without the prior written consent of the Initial Holder, the Fund will not agree to, consent to or permit any amendment, supplement, modification or repeal of the Statement or any provision therein, nor waive any provision thereof. Certain (but not all) of these consent rights are assignable by the Initial Holder to subsequent holders of New AMTP Shares that are permitted transferees of such New AMTP Shares as set forth in the Statement and Purchase Agreement. All of the consent rights granted to the Majority Participants terminate if any of the New AMTP Shares are registered for sale under the Securities Act. See the Purchase Agreement for a complete description of all terms applicable to these consent rights and the limitations thereof.

Investment Strategies. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes and the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. See “The Fund’s Investments.”

Tax Exemption. The dividend rate for New AMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New AMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Amount so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rate taking into account Section 1411 of the Internal Revenue Code of 1986, as amended (the “Code”), in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to New AMTP Shares by making a supplemental distribution of such gains or income to holders of New AMTP Shares, over and above the monthly dividend that is fully exempt from regular federal income tax. If, in connection with a redemption of New AMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on New AMTP Shares without having made either a contemporaneous adjustment of the Dividend Amount or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of New AMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rate taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the New AMTP Shares. See “Federal Income Tax Matters.”

Priority of Payment. New AMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. New AMTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares then outstanding. The Fund may issue additional preferred shares on parity with New AMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the New AMTP Shares under the Securities Act) certain consent rights of the Majority Participants (as defined in the Purchase Agreement) as set forth in the Purchase Agreement. The Fund may not issue additional classes of shares that are senior to New AMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund, as a fundamental policy, may not issue debt securities that rank senior to New AMTP Shares other than for temporary or emergency purposes. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. The Purchase Agreement limits such borrowings for temporary purposes to not more than 5% of the Fund’s assets and a term of not more than 60 days. See “Investment Restrictions” in this Information Memorandum, “Issuance of Additional Preferred Shares” in the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the Purchase Agreement.

Transfer Restrictions. The New AMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions.

Liquidity Account and Liquidity Requirement. On or prior to the first Business Day following the occurrence and during the continuance of a Failed Adjustment Period or Failed Transition Period, the Fund will cause its custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is rated not less than Baa3 by Moody’s Investors Services, Inc., and any successor thereto (“Moody’s”), BBB- by S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, and any successor(s) thereto (“S&P”), BBB- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent) (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value equal to at least 110% of the Liquidation Preference with respect to the Outstanding New AMTP Shares. If, while the Failed Adjustment Period or Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding New AMTP Shares, then the Fund will cause the custodian and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) to take all such necessary actions, including earmarking assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of Outstanding New AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to additional assets of the Fund earmarked as Liquidity Account Investments with respect to the Outstanding New AMTP Shares, the Adviser or Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least 110% of the Liquidation Preference of New AMTP Share and (ii) the assets of the Fund designated or earmarked as Deposit Securities at the close of business on such date have a Market Value equal to at least the Failed Adjustment Liquidity Requirement (if any) or the Failed Transition Liquidity Requirement (as set forth below), respectively, that is applicable for such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

In connection with a Liquidity Account related to a Failed Adjustment Event, the Failed Adjustment Liquidity Requirement shall apply, subject to the ability to cure (as described below). “Failed Adjustment Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Adjustment Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference on the New AMTP Shares set forth below opposite the number of such days:

Number of Months Preceding Term Redemption Date	Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

In connection with a Liquidity Account related to a Failed Transition Event, the Failed Transition Liquidity Requirement shall apply, subject to the ability to cure (as described below). “Failed Transition Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference on the New AMTP Shares set forth below opposite the number of such days:

Number of Months Preceding Term Redemption Date	Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Adjustment Liquidity Requirement or Failed Transition Liquidity Requirement in respect of the New AMTP Shares for such

Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Adjustment Liquidity Requirement or Failed Transition Liquidity Requirement, respectively, for the New AMTP Shares not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Adjustment Redemption Price or the Failed Transition Redemption Price, as applicable, for the New AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Adjustment Redemption Date or Failed Transition Redemption Date, as applicable, the requirement of the Fund to maintain the Liquidity Account shall lapse and be of no further force and effect.

Eligible Assets. In the Purchase Agreement, the Fund has represented that, as of the Date of Original Issue, the Fund owns only Eligible Assets. “Eligible Assets” means the instruments described in Exhibit B to the Purchase Agreement, which may be amended from time to time with the prior written consent of the Initial Holder, in which the Fund may invest. In addition, the Fund has covenanted in the Purchase Agreement to only make investments in Eligible Assets, in accordance with the Fund’s investment objectives and the investment policies described in this Information Memorandum.

Redemption and Paying Agent. The redemption and paying agent for the New AMTP Shares is Computershare Trust Company, N.A. and Computershare Inc., Canton, Massachusetts (collectively, the “Redemption and Paying Agent” or “Computershare”).

Adviser and Sub-adviser. Nuveen Fund Advisors is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management serves as the Fund’s Sub-Adviser and oversees the day-to-day operations of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW AMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S ADVISER, NUVEEN ASSET MANAGEMENT, OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis exclusively to holders of Target Fund AMTP Shares in connection with an offering exempt from registration under the Securities Act, solely for the purpose of enabling a holder of Target Fund AMTP Shares to consider an investment in the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein.

The securities offered hereby have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that any sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” There are no registration rights associated with the New AMTP Shares, and it is unlikely that a market will develop for the securities offered hereby.

Prospective investors are hereby offered the opportunity, prior to acquiring any securities, to ask questions and receive answers concerning the terms and conditions of the New AMTP Shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The New AMTP Shares have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the New AMTP Shares and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the New AMTP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

New AMTP Shares will be issued in book-entry form, as global securities (the “Global Securities”). The Global Securities will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the Global Securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to the “New AMTP shareholders” include the Beneficial Owners of interests in the New AMTP Shares and references to the “New AMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement.”

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective investors) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New AMTP Shares or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW AMTP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF NEW AMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW AMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, the state of the market in municipal securities, the funding and solvency of municipal issuers, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. We are offering the New AMTP Shares only in jurisdictions where offers and sales are permitted. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any issuance of New AMTP Shares.

NOTICE TO INVESTORS

Each purchaser of the New AMTP Shares offered hereby, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1) It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered pursuant to Section 4(a)(2) of the Securities Act, and may not be reoffered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2) It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3) It acknowledges that neither the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation is made regarding the New AMTP Shares or the advisability of investing in the New AMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to acquire the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4) It is acquiring the New AMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5) In the Purchase Agreement, the Initial Holder has agreed, and each subsequent holder or owner of the New AMTP Shares will be required to agree, to offer, sell, transfer or otherwise dispose of such securities only in whole shares and only to Persons that are both (1)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) TOB trusts (or other similar investment vehicles) in which all investors are Persons that the Initial Holder reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New AMTP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding New AMTP Shares has been obtained.

(6) Each purchaser acknowledges that each certificate representing New AMTP Shares (unless sold to the public in an underwritten offering of such New AMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, TRANSFER OR OTHERWISE DISPOSE OF SUCH SECURITY ONLY IN WHOLE SHARES AND ONLY TO PERSONS THAT ARE BOTH (1)(A) PERSONS THAT THE HOLDER REASONABLY BELIEVES ARE “QUALIFIED

INSTITUTIONAL BUYERS” THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE (“CLOSED-END FUNDS”), BANKS OR ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES (“COLLECTIVELY, “BANKS”), INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(A)(2) OF THE SECURITIES ACT; (B) TENDER OPTION BOND TRUSTS OR OTHER SIMILAR INVESTMENT VEHICLES IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE CLOSED-END FUNDS, BANKS, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) PERSONS THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE A HOLDER OF THE SECURITY AND (2) PERSONS THAT ARE EITHER (i) NOT A NUVEEN PERSON (AS DEFINED IN THE PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER OF THE SECURITY AND THE INITIAL HOLDER) OR (ii) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE OUTSTANDING NEW AMTP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE FUND AND THE HOLDER(S) OF MORE THAN 50% OF THE OUTSTANDING NEW AMTP SHARES HAS BEEN OBTAINED.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW AMTP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW AMTP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW AMTP SHARES BY THE TRANSFEREE.

(7) It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New AMTP Shares. In addition to risks associated with investing in New AMTP Shares, an investor in New AMTP Shares will also be subject indirectly to the general risks associated with the Fund’s investment policies, as described below. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See “General Risks of Investing in the Fund” below.

Risks of Investing in New AMTP Shares

Dividend Rate Risk—New AMTP Shares. The New AMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

LIBOR Transition Risk. In the past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of the London Interbank Offered Rate (“LIBOR”) across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

As a result of these events and other considerations, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from

LIBOR are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty related to the transition process may adversely affect the Dividend Amount of the New AMTP Shares.

The current calculation of LIBOR for deposits in U.S. dollars for an interest period of one (1) month is produced by Intercontinental Exchange, Inc. and published by Thomson Reuters. Intercontinental Exchange, Inc. may make methodological or other changes that could change the determination of LIBOR, including changes related to the method by which the LIBOR is calculated, the criteria for eligibility for inclusion in the LIBOR calculation, and/or the timing on which the applicable LIBOR is published. In addition, the Intercontinental Exchange, Inc. may alter, discontinue or suspend calculation or dissemination of the applicable LIBOR. The Intercontinental Exchange, Inc. has no obligation to consider the interests of the holders of the New AMTP Shares in calculating, revising or discontinuing LIBOR.

Risks Related to SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•

Marginal Tax Rates. As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities. Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•

Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•

Supply and Demand for Municipal Securities; Remarketing Practices. In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression. As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index was created by SIFMA and is produced by Bloomberg L.P. (“Bloomberg”). SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and Bloomberg have no obligation to consider the interests of the Holders of the New AMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Amount will be based on the S&P Municipal Bond 7 Day High Grade Rate Index or its successor. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Board of Trustees may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the New AMTP Shares as set forth in the Purchase Agreement. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer. There is currently no established trading market for New AMTP Shares. The Fund does not intend to apply for a listing of the New AMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New AMTP Shares. The Fund has not registered, and does not intend to register, the New AMTP Shares under the Securities Act. Accordingly, the New AMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons that are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Statement, unless otherwise permitted by the Fund, the New AMTP Shares may only be purchased by and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act that are (a) Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (b) TOB trusts in which all investors are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the New AMTP Shares may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of

1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A under the Securities Act, the Fund will furnish, or cause to be furnished, to holders of New AMTP Shares and prospective purchasers of New AMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. See “Available Information.”

Ratings Risk. The Fund expects that, at issuance, the New AMTP Shares will be rated at a certain minimum level by Fitch or another Rating Agency designated by the Board of Trustees, and that such rating will be a requirement of issuance of such shares by the holders of the New AMTP Shares pursuant to the Purchase Agreement. There can be no assurance that the New AMTP Shares will receive any particular rating from Fitch, or that any such rating will be maintained at the level originally assigned through the term of New AMTP Shares. In the event that Fitch does not issue a rating on the New AMTP Shares at all or at the minimum level required, the issuance and sale of New AMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in New AMTP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New AMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the New AMTP Shares that results in an increase in the Dividend Amount may make New AMTP Shares less liquid in the secondary market. There can be no assurance that any Rating Agency will not alter its rating criteria, resulting in a downgrade of ratings, which could further adversely affect the value and liquidity of the New AMTP Shares.

Early Redemption Risk. The Fund may voluntarily redeem New AMTP Shares or may be forced to redeem New AMTP Shares to meet regulatory requirements or the asset coverage and effective leverage requirements of the New AMTP Shares, or in the event of a Failed Transition or Failed Adjustment Event. Such redemptions may be at a time that is unfavorable to holders of New AMTP Shares. The Fund may voluntarily redeem New AMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Amount on New AMTP Shares. See “Redemption— Optional Redemption” in the Statement for additional information relating to early redemption.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions (including underlying distributions attributable to tax-exempt interest income) would be taxable to stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of New AMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from New AMTP Shares are generally not expected to be subject to regular federal income taxation or the federal alternative minimum tax applicable to individuals, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on New AMTP Shares. Although the Fund does not intend to acquire securities the income of which is subject to the federal alternative minimum tax applicable to individuals, a portion of the dividends from New AMTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund is relying on an opinion of special tax counsel that the New AMTP Shares will qualify as equity in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to New AMTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position— meaning that the IRS could classify New AMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of New AMTP Shares, and dividends paid on New AMTP Shares (including dividends already paid) could become taxable as ordinary interest income. See “Federal Income Tax Matters.”

Income Shortfall Risk. The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the SIFMA Index Rate, the Fund’s ability to pay dividends on New AMTP Shares could be jeopardized.

Subordination Risk. While holders of New AMTP Shares will have equal liquidation and distribution rights to any other preferred shares, including other series of New AMTP Shares, issued or that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of New AMTP Shares in liquidation or otherwise may be subject to prior payments due, if any, to the holders of senior indebtedness or other creditors of the Fund.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”) may provide debt holders with voting rights that are superior to the voting rights of holders of preferred shares, including holders of New AMTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities or preferred shares that rank senior to New AMTP Shares. See “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts, or derivatives, including interest-rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those holders of New AMTP Shares.

Credit Crisis and Liquidity Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the New AMTP Shares and any other outstanding leverage (whether through other preferred shares or TOBs) the Fund may have. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the Fund’s distributions and/or the liquidity of the Liquidity Account. See “Liquidity Account and Failed Adjustment Liquidity Requirement” and “Liquidity Account and Failed Transition Liquidity Requirement” in the Statement for additional information relating to the Liquidity Account.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in New AMTP Shares or the income from that investment will be worth less in the future.

Reinvestment Risk—New AMTP Shares. Given the potential for early redemption of New AMTP Shares, holders of New AMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of New AMTP Shares may be lower than the return previously obtained from an investment in New AMTP Shares.

Other Dividend Risks. In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New AMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the analytical abilities of the Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest or impose other constraints on the enforcement of such obligations or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

U.S. federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

The outbreak of the novel coronavirus, known as COVID-19, in December 2019, and the resulting pandemic, has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets, including the municipal bond market. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. These risks have had, and will continue to have, a material adverse impact on local economies and therefore on the governments in those localities. These risks may also adversely affect several sectors of the municipal bond market, such as retirement facilities, transportation facilities such as airports, hospitals and colleges, among many others. All this has adversely affected the municipal securities market, and may continue to do so for an extended period.

Although the detection of COVID-19 in China was made public in December 2019, U.S. securities markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Certain parts of the municipal bond markets experienced significant volatility and drops in values, particularly below-investment grade municipal bonds. It is possible that similar market dislocations will recur as the COVID-19 pandemic continues, which may adversely affect the value and liquidity of the Fund’s investments.

The impact of the outbreak is rapidly evolving, and many countries, including the United States, have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries. As a result, the COVID-19 pandemic could adversely affect the bonds of municipalities that depend on tax or other revenues generated by tourist dollars. Additionally, the economic disruption caused by the COVID-19 pandemic may negatively impact state and local budgetary matters, as states and municipalities may be more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price,

or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired and possibly a loss of its qualification as a regulated investment company for federal income tax purposes.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Economic Sector Risk. The Fund may invest a significant portion of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, as well as private activity bonds, including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in TOB trusts that hold municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase, and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the CFTC in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the rule’s adoption (1) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (2) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third-party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Reinvestment Risk. Reinvestment risk is the risk that the income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the current earnings rate of the Fund’s portfolio.

Call Risk or Prepayment Risk. During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower yielding securities.

Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax or the federal alternative minimum tax applicable to individuals, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. However, subsequent to the Fund’s acquisition of such a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or to reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (the “MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into certain derivatives transactions, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives markets are subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives markets could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or a “commodity trading advisor” with the CFTC. In the event the Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the

Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. However, the effective borrowing rate paid by the Fund to the reverse repurchase agreement counterparty will be treated as taxable income, unlike the effective borrowing rate paid by the Fund on preferred shares or on inverse floating rate securities, which is generally tax-exempt to the recipient, meaning that the effective borrowing rate paid by the Fund on a reverse repurchase agreement would, all other things being equal, tend to be higher than those other forms of leverage. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date if such roll is requested by the Fund or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser (lender) fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Multiple Series Risk. Following the Reorganization, the Fund expects to have four series of MFP Shares outstanding, five series of VRDP Shares outstanding and two series of AMTP Shares outstanding. While the New AMTP Shares issued by the Fund in connection with the Reorganization will have equal priority with each other and with the Fund’s other preferred shares outstanding from time to time as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are certain differences between the terms applicable to each series and type of preferred shares. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of preferred shares may be more concentrated than others. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Information Memorandum. See “Description of Outstanding Shares—Preferred Shares.”

LIBOR Transition Risk—Fund Investments. Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Adviser, the Sub-Adviser, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 29, 2002 and commenced investment operations on November 21, 2002. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NEA.” Upon the closing of the Reorganization, it is expected that the Fund will maintain the listing of its common shares on the NYSE. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of September 8, 2020.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	—	278,590,267
Preferred	Unlimited	—	221,918
MFP Shares, Series A		—	1,850
MFP Shares, Series B		—	3,350
MFP Shares, Series C		—	2,380
MFP Shares, Series D		—	200,000
VRDP Shares, Series 1		—	2,190
VRDP Shares, Series 2		—	1,309
VRDP Shares, Series 3		—	3,509
VRDP Shares, Series 4		—	4,895
VRDP Shares, Series 5		—	1,000
AMTP Shares, Series 2028		—	1,435

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New AMTP Shares following the completion of the Reorganization as if the Reorganization had been completed as of April 30, 2020.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
Preferred	Unlimited	—	223,648	$2,564,800,000
MFP Shares, Series A		—	1,850	$185,000,000
MFP Shares, Series B		—	3,350	$335,000,000
MFP Shares, Series C		—	2,380	$238,000,000
MFP Shares, Series D		—	200,000	$200,000,000
VRDP Shares, Series 1		—	2,190	$219,000,000
VRDP Shares, Series 2		—	1,309	$130,900,000
VRDP Shares, Series 3		—	3,509	$350,900,000
VRDP Shares, Series 4		—	4,895	$489,500,000
VRDP Shares, Series 5		—	1,000	$100,000,000
AMTP Shares, Series 2028		—	1,435	$143,500,000
AMTP Shares, Series 2028-1		—	1,730	$173,000,000

DESCRIPTION OF NEW AMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of the New AMTP Shares please see the form of Statement attached hereto as Appendix A and incorporated herein by reference.

DESCRIPTION OF PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the Initial Holder with terms substantially similar to those included in the exchange agreement in effect for Target Fund AMTP Shares, except as described below. Among other things, the Purchase Agreement provides certain information and consent rights to the Initial Holder.

The Purchase Agreement for the New AMTP Shares will differ from the exchange agreement in effect for Target Fund AMTP Shares in that the Fund’s representations, warranties and covenants concerning credit quality will be revised to accommodate the Fund’s investment policy that provides for the Fund investing in up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa/BBB or lower) by at least one NRSRO, which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Sub-Adviser.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New AMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of the New AMTP Shares.

Purchasers of New AMTP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more New AMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the New AMTP Shares. “Beneficial Owner” means a person in whose name New AMTP Shares are recorded as beneficial owner of such New AMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New AMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days;

•	or the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New AMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New AMTP Shares will mean payments and notices related to the redemption or tender of New AMTP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New AMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New AMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New AMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New AMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New AMTP Shares and payments upon redemption of New AMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC.

DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO THE INITIAL HOLDER CERTAIN INFORMATION, AS SET FORTH IN THE PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Assets in a portfolio of securities the income from which is exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals. As a non-fundamental investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

Securities of below-investment-grade quality (Ba/BB or lower) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the

Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to this Information Memorandum.

The Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to shareholders.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. As of April 30, 2020, the effective maturity of the portfolio of the Fund was 17.58 years.

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Obligations.”

The Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of dividends payable to Fund shareholders being subject to regular federal income tax, and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Federal Income Tax Matters” in this Information Memorandum.

Portfolio Investments

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds.    Included in the general category of municipal securities described in this Information Memorandum are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments.

The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or another entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Legislation commonly known as the Tax Cuts and Jobs Act of 2017 repealed the federal income tax exclusion from gross income for interest paid on certain pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a TOB trust, that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or TOBs), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and it can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but they will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Fund may also invest in short-term floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short- term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Short-Term Investments

Short-Term Taxable Fixed-Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed-income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and

the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so, since it is not so obligated by law. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable-rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major NRSRO and which matures within one year of the date of purchase or carries a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed-Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities are defined to include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues.

TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or to mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade “over-the-counter” (“OTC”) or on a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other transactions in derivatives may generate taxable income which will be distributed as taxable distributions to shareholders.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed-upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. See “—Segregation of Assets” below.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large, or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are subject to required business conduct standards and other regulatory burdens, and will be subject to certain minimum capital and margin requirements upon the adoption of final capital rules. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and it has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Cleared swaps are transacted through CFTC-registered futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain categories of swaps, although central clearing for additional categories of swaps is expected to be implemented by the CFTC. The Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member. In addition, the CFTC and bank regulators have imposed new margin requirements on uncleared OTC swaps that could adversely affect the Fund’s ability to enter into swaps in the OTC market. The SEC is expected to adopt similar margin requirements for uncleared security based swaps. These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of centralized clearinghouses and trading facilities for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs, and that such costs will be passed on to customers such as the Fund. The rules that have been and will be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the new requirements, which may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives. The overall impact of the Dodd-Frank Act on the Fund remains highly uncertain and it is unclear how the swap markets will adapt to this regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common-share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common-share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or as a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed-income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed-upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. However, if a credit event occurs the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. However, if a credit event occurs, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. See “—Segregation of Assets” below. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract only with its particular counterparty, and generally it may only transfer a position only with the consent of that counterparty. In addition, the price at which the Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each, a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs, and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract, and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but they may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures, except that settlement is made in cash.

Index Options.    The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments, except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.     The Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. As a shareholder in another investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Fund also may “cover” certain obligations by other means such as through ownership of the underlying security or financial instrument. The Fund also may enter into offsetting transactions with respect to certain obligations so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of financial futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. The Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid certain repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize gain.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to the Fund and, to the extent distributed, will be taxable to shareholders. See “Federal Income Tax Matters” below. The Fund will only enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund might incur a loss if the value of the collateral declines, and it might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

Zero Coupon Bonds and Other Original Issue Discount Instruments.     A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing noncash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives nonrefundable cash payments based on such noncash accruals while investors incur the risk that such noncash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and preferred shares, including New AMTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and preferred shares, voting together, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class:

(1) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

(3) Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.

(4) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, in connection with the purchase and sale of portfolio securities.

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(8) Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

(9) Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above, the Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments in underlying companies.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above such limitation will apply to tax-exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting shares of beneficial interest of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies that may be changed by the Boards of the Fund without prior shareholder notice. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4) Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5) Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser and the Fund’s investment sub-adviser, Nuveen Asset Management, from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

The Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. The Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended October 31, 2019 and October 31, 2018, the portfolio turnover rates of the Fund were 8% and 11%, respectively.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under its investment management agreement with Nuveen Fund Advisors is the responsibility of the Fund’s Board. The number of Board Members is nine (9), each of whom is not considered an “interested person” (as the term “interested person” is defined in the 1940 Act). Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report (File No. 811-21213) filed on January 8, 2020.

Nuveen Fund Advisors—Investment Adviser

For a description of Nuveen Fund Advisors, please see the Fund’s Annual Report (File No. 811-21213) filed on January 8, 2020 and incorporated herein by reference.

Nuveen Asset Management—Sub Adviser

For a description of Nuveen Asset Management, please see the Fund’s Annual Report (File No. 811-21213) filed on January 8, 2020 and incorporated herein by reference.

Investment Management and Sub-Advisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee. For such fee schedules, please see the Fund’s Annual Report (File No. 811-21213) filed on January 8, 2020 and incorporated herein by reference.

Portfolio Manager

Christopher L. Drahn, CFA, is a Managing Director of Nuveen Asset Management. He manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Mr. Drahn became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the Chartered Financial Analyst (CFA) designation.

Portfolio Manager Compensation

For information regarding the portfolio manager compensation, please see the Fund’s Annual Report (File No. 811-21213) filed on January  8, 2020 and incorporated herein by reference.

NUVEEN ASSET MANAGEMENT CONFLICT OF INTEREST POLICIES

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet web site at www.sec.gov. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Exceptions may occur in certain circumstances, such as when the NYSE is closed other than on normal closing days or when trading is restricted, or during emergencies, when it is not reasonably practicable for the Fund to calculate its net asset value. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees or its designee.

In determining the Fund’s net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Directors. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In valuing municipal securities, the pricing services may also consider, among other factors, the yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating and the obligor’s credit characteristics considered relevant by the pricing service or the Board of Directors’ designee. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

Readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price as of the close of the NYSE on the business day as of which such value is determined, as provided by a pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Global Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is determined as of the close of the exchange representing the principal market for such securities, as provided by a pricing service.

Generally, readily marketable securities traded in a U.S. OTC market, including listed securities whose primary market is determined by the pricing service to be a U.S. OTC market, but excluding securities admitted to trading on the Nasdaq, are valued at the last reported sales price on the valuation date in the U.S. OTC market in which the security primarily trades, as provided by a pricing service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, or, if a significant event occurs after the close of the local market, but prior to the time in which the Fund’s net asset value is calculated, a portfolio instrument may be valued by the Fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analyses may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news.

BORROWINGS

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of holders of common stock or preferred shares, including New AMTP Shares, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s preferred shares, including the New AMTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to New AMTP Shares, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred shares, including New AMTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of preferred shares (including New AMTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of preferred shares in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the Trustees may determine or rights to cumulative voting. At any time when preferred shares are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless Asset Coverage with respect to preferred shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The common shares are listed on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of preferred shares. Each preferred share ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation.

Description of Outstanding MFP Shares

The Fund’s Outstanding MFP Shares, which will remain outstanding following the completion of the Reorganization, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Offering Time	Term Redemption Date
Series A MFP Shares	1,850	$0.01	$100,000	February 2018	February 3, 2048
Series B MFP Shares	3,350	$0.01	$100,000	March 2018	March 2, 2028
Series C MFP Shares	2,380	$0.01	$100,000	March 2018	March 2, 2028
Series D MFP Shares	200,000	$0.01	$1,000	March 2019	March 1, 2029

The Series A MFP Shares, the Series B MFP Shares and the Series C MFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the Securities Act. The Series D MFP Shares were issued in a public offering registered under the Securities Act.

The Series A MFP Share and the Series B MFP Shares are in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the MFP Shares of a series are in the VR Mode, the Fund and the beneficial owner or owners of the MFP Shares of the applicable series may agree from time to time to adjust the dividend rate and other economic terms.

The Series C MFP Shares are in the Variable Rate Demand Mode (the “VRD Mode”) in which the adjustable dividend rate is set weekly by a remarketing agent. Holders of the outstanding Series C MFP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The outstanding Series C MFP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Series C MFP Shares.

The Series C MFP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Series C MFP Shares requires the liquidity provider to purchase from holders all outstanding Series C MFP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding Series C MFP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Series C MFP Shares to purchase the outstanding Series C MFP Shares pursuant to the purchase agreement for such series runs to the benefit of the holders of the outstanding Series C MFP Shares and is unconditional and irrevocable, and as such the short-term rating assigned to the outstanding Series C MFP Shares is directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Series C MFP Shares entered into a purchase agreement with respect to the outstanding Series C MFP Shares, subject to periodic extension by agreement with the Fund.

The Series D MFP Shares are in the “Variable Rate Remarketed Mode” (the “VRR Mode”), in which the dividend generally is a clearing rate determined each business day by a remarketing agent appointed by the Fund. Beneficial owners of Series D MFP Shares generally may on any business day tender their Series D MFP Shares to the remarketing agent, which has agreed to use its best efforts to remarket in seven days any tendered Series D MFP Shares. In the event of a failed remarketing, the dividend rate will step up, and the Fund will redeem all outstanding Series D MFP Shares 365 days after the failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series D MFP Shares or the successful transition by the Fund of the Series D MFP Shares to a new mode.

The Fund established the term of both the VR Mode for the Series A MFP Shares and the Series B MFP Shares, the VRD Mode for Series MFP Shares and the VRR Mode for the Series D MFP Shares as ending on their respective Term Redemption Dates, subject to earlier redemption, repurchase or transition to a new mode by the Fund. Under the statements establishing and fixing the rights and preferences of the Outstanding MFP Shares, as supplemented (the “MFP Statements”), the Fund may terminate the VR Mode, the VRD Mode or VRR Mode early and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such MFP Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding MFP Shares of such series payable on the dividend payment dates with respect to the Outstanding MFP Shares of such series. Holders of Outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding MFP Shares on the Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the applicable liquidation preference per share ($100,000 or, in the case of Series D MFP Shares, $1,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements, as applicable, and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In the case of Series A or B MFP Shares, the Fund is obligated to redeem all of the Outstanding MFP Shares of the applicable series, in the event a mode change is initiated and a failed transition to a new mode occurs, if such failure is not cured within the applicable cure period. In addition, as described above, the Fund will be obligated to redeem all outstanding Series D MFP Shares 365 days after a failed remarketing tender date, subject to a prior successful remarketing by the remarketing agent of all outstanding Series D MFP Shares. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Fund’s declaration of trust, the MFP Statements, or as otherwise required by applicable law, (i) each holder of Outstanding MFP Shares is entitled to one vote for each outstanding MFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding MFP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding MFP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding MFP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding MFP Shares or holders of Outstanding MFP Shares of the applicable series. In addition, holders of outstanding Series A MFP Shares and Series B MFP Shares have certain consent rights under the purchase agreement for the Outstanding MFP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding MFP

Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding MFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding MFP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding MFP Shares of each series have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with the other preferred shares of the Fund, including the other series of Outstanding MFP Shares, the Outstanding VRDP Shares, the Outstanding AMTP Shares and the New AMTP Shares.

Description of Outstanding VRDP Shares

The Fund’s Outstanding VRDP Shares, each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Reorganization are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Offering Time	Mandatory Redemption Date
Series 1 VRDP Shares	2,190	$0.01	$100,000	May 2013	June 1, 2040
Series 2 VRDP Shares	1,309	$0.01	$100,000	May 2013	December 1, 2040
Series 3 VRDP Shares	3,509	$0.01	$100,000	September 2016	March 1, 2040
Series 4 VRDP Shares	4,895	$0.01	$100,000	September 2016	September 11, 2026
Series 5 VRDP Shares	1,000	$0.01	$100,000	October 2016	October 1, 2046

Under the statements establishing and fixing the rights and preferences of the Outstanding VRDP Shares (the “VRDP Statements”), the Outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Outstanding VRDP Shares of the applicable series.

The Outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all Outstanding VRDP Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all Outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Outstanding VRDP Shares of each series to purchase the Outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the Outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Outstanding VRDP Shares of each series entered into a purchase agreement with respect to the Outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Fund.

Dividends

The holders of Outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the Outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the Outstanding VRDP Shares of such series. Holders of Outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The Outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the VRDP Statements and the fee agreement with the liquidity provider for such series, the Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Fund fails to maintain the minimum VRDP asset coverage required under the 1940 Act and the Fund’s agreement with the liquidity provider for the Outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting Rights

Except as otherwise provided in the Fund’s declaration of trust, the VRDP Statements, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares of the applicable series. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VRDP Shares of each series have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with the other preferred shares of the Fund, including the Outstanding MFP Shares, the other series of Outstanding VRDP Shares, the Outstanding AMTP Shares and the New AMTP Shares.

Description of Outstanding AMTP Shares

The Outstanding AMTP Shares, offered to qualified institutional buyers in a private transaction exempt from registration under the Securities Act, which will remain outstanding following the completion of the Reorganization, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Private Offering Time	Mandatory Redemption Date
Series 2028 AMTP Shares	1,435	$0.01	$100,000	November 2018	December 1, 2028

Dividends

Holders of Outstanding AMTP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Outstanding AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding AMTP Shares.

Redemption

The Outstanding AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding AMTP Shares on the dates listed above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The Outstanding AMTP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Fund’s declaration of trust or the Statement for the Outstanding AMTP Shares or as otherwise required by applicable law, (1) each holder of Outstanding AMTP Shares is entitled to one vote for each Outstanding AMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (2) the holders of Outstanding AMTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding AMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding AMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

With respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding AMTP Shares or holders of Outstanding AMTP Shares, holders of Outstanding AMTP Shares vote separately. In addition, holders of Outstanding AMTP Shares have certain consent rights under the purchase agreement for the Outstanding AMTP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding AMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including Outstanding AMTP Shares, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding AMTP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding AMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including the Outstanding VRDP Shares, the Outstanding MFP Shares and the New AMTP Shares to be issued in connection with the Reorganization.

Description of New AMTP Shares

See the beginning of this Information Memorandum and the Statement attached hereto as Appendix A for a detailed description of the New AMTP Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For purposes of the foregoing, the term “recapitalization” will not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or the applicable Statement adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Fund’s declaration of trust relating to such higher votes are in the best interests of the Fund.

The Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Fund’s by-laws require the Board to be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The by-laws of the Fund provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition (the “Control Share Provisions”). The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of trustees in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same

Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares.

The provisions of the Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. The Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

The Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of the Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the bylaws of the Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

The Fund’s declaration of trust provides that common shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of the Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that the Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including the New AMTP Shares, MFP Shares, VRDP Shares and AMTP Shares.

If the Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including the New AMTP Shares, MFP Shares, VRDP Shares and AMTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken.

FEDERAL INCOME TAX MATTERS

Below is a discussion of the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of New AMTP Shares. The discussion is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of New AMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Stradley Ronon Stevens & Young, LLP (“Special Tax Counsel”) will deliver its opinion concluding that for federal income tax purposes New AMTP Shares will qualify as equity in the Fund and distributions made with respect to the New AMTP Shares will qualify as exempt-interest dividends to the extent they are reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt interest generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. (“Vedder”) will provide an opinion, subject to certain assumptions and conditions, and based upon certain representations made by the Fund and the Target Fund, on the anticipated U.S. federal income tax consequences of certain aspects of the Reorganization, including an opinion substantially to the effect that (i) the Fund will not recognize a gain or loss upon receipt of substantially all of the assets of the Target Fund in exchange for shares of the Fund (including New AMTP Shares) and the assumption of substantially all of the liabilities of the Target Fund and (ii) a holder of Target Fund AMTP Shares will not recognize gain or loss upon the exchange of such shares solely for New AMTP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New AMTP Shares will constitute equity in the Fund for federal income tax purposes and will rely on the representations and will assume the accuracy of such representations. If such opinion, representations or assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the holders of Target Fund AMTP Shares may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Fund and each holder of Target Fund AMTP Shares would recognize taxable gain or loss equal to the difference between its basis in its Target Fund AMTP Shares and the fair market value of the New AMTP shares it receives.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in New AMTP Shares. The discussion generally applies only to holders of New AMTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in New AMTP Shares. This summary deals only with U.S. holders that hold New AMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as but not limited to a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of New AMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds New AMTP Shares in a qualified tax-advantaged account such as but not limited to an IRA, person that will hold New AMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” or other integrated transaction for federal income tax purposes or persons with “applicable financial statements” within the meaning of Section 451(b) of the Code. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to federal income tax on the income and gains it distributes to its shareholders.

The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of common shares and New AMTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Although the Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals, some or all of an exempt-interest dividend may be subject to federal alternative minimum tax imposed on the shareholder.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among its common and preferred shares based on the dividends paid on such shares with respect to the year. In certain circumstances, the Fund will make additional distributions to holders of preferred shares to offset the tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s New AMTP Shares are outstanding, the Fund shall not declare any dividend or other distribution to holders of its common shares unless immediately after such distribution, the Fund shall have 1940 Act Asset Coverage. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the 1940 Act Asset Coverage, the Fund may be required to redeem preferred shares, which may include New AMTP Shares, in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement with respect to any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and preferred shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the tax-exempt security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the tax-exempt security was issued.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Section 163(j) of the Code provides a limitation on the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. The IRS has issued proposed regulations clarifying that all interest expense and interest income of a regulated investment company is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions in derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, section 1256 treatment, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, may disallow, limit or defer the use of certain deductions or losses of the Fund, accelerate the recognition of income or gains to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of New AMTP Shares

The Fund intends to continue to qualify as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on its common and preferred shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of New AMTP Shares to be eligible to be treated as exempt-interest dividends, New AMTP Shares must be treated as stock for federal income tax purposes. Under present law, Special Tax Counsel is of the opinion that New AMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to New AMTP Shares (other than distributions in redemption of New AMTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the New AMTP Shares, there can be no assurance that the IRS will not question Special Tax Counsel’s opinion and the Fund’s treatment of New AMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of New AMTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Distributions to shareholders of ordinary income other than tax-exempt interest (including without limitation net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). Under current law, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20% (plus an additional tax on “net investment income,” described below, for taxpayers with income exceeding certain thresholds). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including New AMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund with respect to the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

A holder of New AMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of New AMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of preferred shares, including New AMTP Shares, to offset the tax effects of the taxable distribution.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. The Fund does not intend to acquire securities the income of which is subject to the federal alternative minimum tax applicable to individuals. However, to the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax generally will apply to an individual whose net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. The additional 3.8% tax can also apply to estates or trusts. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Sale of Shares

Gain or loss on the sale or other disposition of New AMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss if the shares are held as capital assets, except that a portion of the amount received on the disposition of New AMTP Shares may be characterized as an accumulated but unpaid dividend, which will be subject to the rules described above. Gain or loss will generally be treated as long-term if the New AMTP Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 37% while long-term capital gains generally will be taxed at a maximum rate of 20%. In addition, a 3.8% tax on net investment income may apply to certain shareholders as described above.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or reported amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical stock or securities are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. The deductibility of losses is subject to limits under the Code.

The Fund may, at its option, redeem New AMTP Shares in whole or in part, and may be required to redeem New AMTP Shares to the extent required to maintain the Effective Leverage Ratio and the Asset Coverage or because of a Failed Transition or Failed Adjustment Event. Gain or loss, if any, resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of common and preferred shares will be taken into account and certain constructive ownership rules will apply. As in the case of a sale or exchange, a portion of the amount received on the redemption of New AMTP Shares may be characterized as an accumulated but unpaid dividend subject to the distribution rules discussed above.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including exempt interest dividends and redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 24%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal tax and all state, local or foreign tax consequences to them before making an investment in New AMTP Shares.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare, 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

MISCELLANEOUS

To the extent that a holder of New AMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of New AMTP Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits realized on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including New AMTP Shares) that are made within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund may be accessed through the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s audited financial statements for the fiscal year ended October 31, 2019, together with the report of KPMG LLP thereon, are incorporated in this Information Memorandum by reference to its 2019 Annual Report. Copies of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the SEC’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New AMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New AMTP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund each such statement being qualified in all respects by this reference.

APPENDIX A

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

[Begins on the Following Page]

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NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

Series 2028-1

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TABLE OF CONTENTS

Page
RECITALS		A1-4
DESIGNATION OF SERIES		A1-5

ARTICLE 1 DEFINITIONS		A1-5
1.1	Definitions	A1-5
1.2	Interpretation	A1-20
1.3	Liability of Officers, Trustees and Shareholders	A1-21

ARTICLE 2 TERMS APPLICABLE TO AMTP SHARES		A1-21
2.1	Number of Shares; Ranking	A1-21
2.2	Dividends and Distributions	A1-22
2.3	Liquidation Rights	A1-28
2.4	Coverage & Leverage Tests	A1-30
2.5	Redemption	A1-31
2.6	Voting Rights	A1-40
2.7	Rating Agencies	A1-44
2.8	Issuance of Additional Preferred Shares	A1-45
2.9	Status of Redeemed or Repurchased AMTP Shares	A1-45
2.10	Distributions with respect to Taxable Allocations	A1-46
2.11	Liquidity Account and Failed Adjustment Liquidity Requirement	A1-47
2.12	Liquidity Account and Failed Transition Liquidity Requirement	A1-48
2.13	Global Certificate.	A1-50
2.14	Notice	A1-50
2.15	Termination	A1-50
2.16	Appendices	A1-51
2.17	Actions on Other than Business Days.	A1-51
2.18	Modification	A1-51
2.19	Transfers.	A1-51
2.20	No Additional Rights.	A1-52

ARTICLE 3 THIRD PARTY PURCHASE OF AMTP SHARES		A1-53
3.1	Third Party Purchase Procedures.	A1-53

ARTICLE 4 TRANSITION		A1-54
4.1	General Provisions.	A1-54
4.2	Notice of Transition.	A1-55
4.3	Failed Transition Period.	A1-55

Appendix A Designation and Terms Specific to Series 2028-1 AMTP Shares		A2-1
Exhibit I Form of Term Adjustment Notice		I-1

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NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen AMT-Free Quality Municipal Income Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST:    The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $.01 per share.

SECOND:    Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $0.01 par value per share, of the Fund, such shares to be classified as Adjustable Rate MuniFund Term Preferred Shares, Series 2028-1 (the “AMTP Shares”). The initial terms related to the AMTP Shares are set forth in this Statement, as modified by the Appendix (as defined below) attached hereto. Changes to such initial terms shall be set forth in a Supplement (as defined in Article I) to the Appendix or in a separate statement establishing and fixing the rights and preferences of the AMTP Shares.

THIRD:    The number of shares, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the AMTP Shares subject to this Statement, as now or hereafter authorized by the Board of Trustees, are set forth in this Statement, as modified or amended from time to time in the appendix to this Statement (the “Appendix”) and in any Supplement thereto that is then in effect, as applicable, specifically relating to such AMTP Shares (such shares subject to this Statement being referred to herein individually as an “AMTP Share” and collectively as the “AMTP Shares”).

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DESIGNATION OF SERIES

The Fund initially shall designate in Appendix A hereto the initial additional or different terms and conditions to apply to the AMTP Shares of the Fund for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date.

The Fund, as authorized by the Board of Trustees and in accordance with and subject to Section 2.2(h), may modify or amend the terms and conditions applicable to the AMTP Shares, and any such Adjusted Terms (as defined in Article I) applicable to the AMTP Shares will be set forth in a Supplement to the Appendix.

ARTICLE 1 DEFINITIONS

1.1        Definitions.    Unless the context or use indicates another or different meaning or intent and except with respect the AMTP Shares as specifically provided in the Appendix, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding AMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of AMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such

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Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of AMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of AMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adjusted Dividend Amount” means, with respect to the AMTP Shares, a new Dividend Amount, as established pursuant to Section 2.2(h) and set forth in a Supplement to the Appendix.

“Adjusted Terms” has the meaning set forth in Section 2.2(h)(xi).

“Adjusted Terms Agreement” means, with respect to the AMTP Shares, a written agreement between the Fund and the Required Designated Owners with respect to an Adjusted Dividend Amount and/or any other Adjusted Terms as may be established pursuant to Section 2.2(h).

“Adjusted Terms Agreement Date” has the meaning set forth in Section 2.2(h)(iv).

“Adjusted Terms Effective Date” shall have the meaning, with respect to the AMTP Shares, as set forth in a Supplement to the Appendix.

“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more AMTP Shares through the Securities

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Depository, directly or indirectly, for a Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

“AMTP Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Appendix” shall have the meaning as set forth in the Recitals of this Statement.

“Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Banks” shall have the meaning as set forth in Section 2.19(a).

“Below Investment Grade” means, with respect the AMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)        lower than BBB-, in the case of Fitch;

(ii)        lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any Other Rating Agency; and

(iii)        unrated, if no Rating Agency is rating the AMTP Shares.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or

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authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Closed-End Funds” shall have the meaning as set forth in Section 2.19(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means any Custodian Agreement by and between the Custodian and the Fund.

“Date of Original Issue” shall have the meaning as set forth in the Appendix.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Obligation;

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(3)        any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Obligations or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Designated Owner” means a Person in whose name the AMTP Shares are recorded as beneficial owner by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Dividend Amount” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Rate Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Dividend Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Failed Adjustment Event” means that, in the case of a Term Adjustment Notice delivered to the Fund by the Majority Designated Owner, on or before the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall agree, (i) the Fund and the Required Designated Owners shall have failed to enter into an Adjusted Terms Agreement, or (ii) a Third Party Purchase has not been completed, and in either case such Term Adjustment Notice shall not have been previously withdrawn.

“Failed Adjustment Liquidity Requirement” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Period Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Failed Adjustment Redemption” shall have the meaning as set forth in Section 2.2(h)(v).

“Failed Adjustment Redemption Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Redemption Price” shall have the meaning as set forth in Section 2.5(d).

“Failed Transition Event” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Liquidity Requirement” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Period Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Redemption Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Redemption Price” shall have the meaning as set forth in Section 2.5(e).

“Fitch” means Fitch Ratings, a part of the Fitch Group, and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the AMTP Shares or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

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“Increased Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Increased Spread Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Initial LIBOR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Initial Rate Period” means the Initial LIBOR Rate Period or the Initial SIFMA Rate Period, as applicable.

“Initial SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“LIBOR Index Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“LIBOR Rate Determination Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“LIBOR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Liquidation Preference” means the amount specified as the liquidation preference per share in the Appendix.

“Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than Baa3 by Moody’s, BBB- by Standard & Poor’s, BBB- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“London Inter-Bank Offered Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Majority Designated Owner” of AMTP Shares means the Designated Owner at the relevant date of more than 50% of the Outstanding AMTP Shares.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Mandatory Tender” means the mandatory tender of all Outstanding AMTP Shares by the Required Designated Owners thereof in connection with a Third Party Purchase (including a Third Party Purchase effected in connection with a Transition), as set forth in Section 2.2(h)(vii), Section 3.1 and Article 4, as applicable.

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be Standard & Poor’s Securities Evaluations, Inc./J. J. Kenny Co., Inc. (or any successor thereto), Interactive Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Securities of comparable quality, type of issue, coupon, maturity and rating; state of issuance; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Amount” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Securities” means municipal securities as described under the heading “Portfolio Investments” in the information memorandum or other offering document for the AMTP Shares.

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“Notice of Redemption” shall have the meaning as set forth in Section 2.5(f)(i).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b)    any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Nuveen Person” means the Adviser or any affiliated person of the Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the AMTP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means the premium (if any) payable by the Fund upon the redemption of AMTP Shares at the option of the Fund, as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each Rating Agency, if any, other than Fitch then providing a rating for the AMTP Shares pursuant to the request of the Fund.

“Outstanding” means, as of any date with respect to the AMTP Shares, the number of AMTP Shares theretofore issued by the Fund except (without duplication):

(a)        any shares theretofore exchanged, cancelled or redeemed or delivered to the Redemption and Paying Agent for exchange, cancellation or redemption in accordance with the terms hereof;

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(b)        any shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5; and

(c)        any shares as to which the Fund shall be the Holder or the Designated Owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including the AMTP Shares, shares of any other series of preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the AMTP Shares issued pursuant to this Statement, the Purchase Agreement dated as of [•], 2021 between the Fund and the initial holder of the AMTP Shares; or (ii) with respect to any Third Party Purchase, the purchase agreement, if any, between the Fund and such purchaser, as applicable.

“Rate Determination Date” means, with respect to the Initial Rate Period for the AMTP Shares, the day immediately preceding the Date of Original Issue, and with respect to any Subsequent Rate Period for the AMTP Shares, the last day of the immediately preceding Rate Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Rating Agencies” means, as of any date and in respect of the AMTP Shares, (i) Fitch; and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.7, in each of case (i) or (ii) above

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to the extent it maintains a rating on the AMTP Shares on such date and has not been replaced as a Rating Agency in accordance with Section 2.7; and (iii) any Other Rating Agency designated as a Rating Agency on such date. Fitch has initially been designated as the Rating Agency for purposes of the AMTP Shares. In the event that at any time any Rating Agency (A) ceases to be a Rating Agency for purposes of the AMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of the replaced Rating Agency in this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for the AMTP Shares or (B) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the AMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall be disregarded, and only the ratings of the then-designated Rating Agencies shall be taken into account for purposes of this Statement, the Appendix and any Supplement thereto that is in effect, as applicable.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the AMTP Shares for so long as any AMTP Shares are Outstanding.

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to the AMTP Shares, collectively, Computershare Trust Company, N.A. and Computershare Inc. and their successors or any other redemption and paying agent appointed by the Fund with respect to the AMTP Shares.

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“Redemption and Paying Agent Agreement” means, with respect to the AMTP Shares, the Transfer Agency and Service Agreement effective as of June 15, 2017 between the Redemption and Paying Agent, the Fund and certain other Persons, as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(f)(i).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price, the Failed Adjustment Redemption Price, the Failed Transition Redemption Price or the Optional Redemption Price, as applicable.

“Required Designated Owners” of AMTP Shares means the Designated Owners of 100% of the Outstanding AMTP Shares.

“Scheduled Term Adjustment Period Expiration Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the AMTP Shares.

“Settlement Agent” means, with respect to the AMTP Shares, an agent of the Fund appointed by a resolution of the Board of Trustees to accept AMTP Shares subject to a Mandatory Tender and to facilitate the settlement of a Third Party Purchase of such AMTP Shares.

“SIFMA Index Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“SIFMA Municipal Swap Index” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Rate Determination Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, as it may be amended or supplemented from time to time in accordance with its terms.

“Subsequent LIBOR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Subsequent Rate Period” means the Subsequent LIBOR Rate Period or the Subsequent SIFMA Rate Period, as applicable.

“Subsequent SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Supplement” means, with respect to the AMTP Shares, a written document, authorized and approved by the Board of Trustees, that amends the Appendix, or a previous Supplement, relating to the AMTP Shares to reflect any Adjusted Terms agreed to in accordance with Section 2.2(h) in an Adjusted Terms Agreement.

“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to the AMTP Shares, the allocation of any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid in respect of the AMTP Shares.

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“Term Adjustment Notice” means a notice of a proposed Adjusted Dividend Amount (and/or any other Adjusted Terms) in the form of EXHIBIT I hereto, delivered by either the Fund or the Majority Designated Owner in accordance with Section 2.2(h).

“Term Adjustment Notice Period” means, with respect to any Term Adjustment Notice, the period commencing on the date of delivery of the Term Adjustment Notice and ending on the earliest to occur of (i) withdrawal of the Term Adjustment Notice in accordance with Section 2.2(h)(iii), (ii) the related Adjusted Terms Agreement Date, (iii) the Third Party Purchase Date, (iv) the date of a Failed Adjustment Event and (v) the Transition Date, as applicable.

“Term Redemption Date” means the date specified as the Term Redemption Date in the Appendix and any Supplement thereto that is in effect, as applicable.

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“Third Party Purchase” shall have the meaning set forth in Section 2.2(h)(v).

“Third Party Purchase Date” means the date on which a Third Party Purchase is completed.

“Third Party Purchase Price” means, for the AMTP Shares subject to a Third Party Purchase, a price per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the Third Party Purchase Date (whether or not earned or declared by the Fund, but without interest thereon).

“Third Party Purchaser” means a Person (other than the Fund or the Required Designated Owners) that agrees, during a Term Adjustment Notice Period or pursuant to a Transition, to purchase all of the Outstanding AMTP Shares as described in Section 2.2(h) or Article 4, as applicable.

“Transition” means the proposed transfer to a Third Party Purchaser of beneficial ownership of all Outstanding AMTP Shares initiated by the Fund, at its option and without any requirement for any Person to deliver a Term Adjustment Notice, pursuant to Article 4.

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“Transition Date” has the meaning set forth in Section 4.1(b).

“Transition Notice” has the meaning set forth in Section 4.2(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

Any additional definitions specifically set forth in the Appendix and any Supplement thereto that is in effect, as applicable, any amendments to any definitions specifically set forth in the Appendix and any Supplement thereto that is in effect, as applicable, as such Appendix or Supplement may be amended or further supplemented from time to time, shall be incorporated herein and made part hereof by reference thereto.

1.2        Interpretation.    The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections and references to Articles shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

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1.3        Liability of Officers, Trustees and Shareholders.    A copy of the Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Statement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer of the Fund and not individually and that the obligations of the Fund under or arising out of this Statement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund. All persons extending credit to, contracting with or having a claim against the Fund must look solely to the Fund’s assets and property for the enforcement of any claims against the Fund as none of the Fund’s officers, agents or shareholders, whether past, present or future, assume any personal liability for obligations entered on behalf of the Fund.

ARTICLE 2 TERMS APPLICABLE TO

AMTP SHARES

Except for such changes and amendments hereto with respect to AMTP Shares that are specifically contemplated by the Appendix or any Supplement to the Appendix as then in effect, the AMTP Shares shall have the following terms:

2.1        Number of Shares; Ranking.

(a)        The number of authorized shares constituting the AMTP Shares shall be as set forth in the Appendix hereto. No fractional AMTP Shares shall be issued.

(b)        The AMTP Shares shall rank on a parity with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The AMTP Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)        No Holder of AMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any AMTP Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

(d)        The effective date of this Statement is [●], 2021.

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2.2	Dividends and Distributions.

(a)        The Holders of AMTP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each AMTP Share in an amount equal to the Dividend Amount, calculated as set forth in this Statement, the Appendix hereto and any Supplement thereto that is in effect, and no more. Dividends and other distributions on the AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The Dividend Amount accumulated shall be computed as provided in the Appendix and any Supplement thereto that is in effect, as applicable. The Dividend Spread for such AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period (or portion of a Rate Period to which the Increased Spread otherwise applies) as provided in Section 2.2(g) below. The Dividend Spread for such AMTP Shares shall be adjusted (i) to the Failed Transition Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Transition Period Applicable Spread otherwise applies) as provided in Section 4.3 below and (ii) to the Failed Adjustment Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Adjustment Period Applicable Spread otherwise applies) as provided in Section 2.2(h)(v) below.

(b)        Dividends on AMTP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)        (i)    No full dividends and other distributions shall be declared or paid on AMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares ranking on a parity with AMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on AMTP Shares will be

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declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.10 (and Section 2.5 of the Purchase Agreement), no Holders of AMTP Shares shall be entitled to any dividends and other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Statement on such AMTP Shares.

(ii)    For so long as any AMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all AMTP Shares and all other series of Preferred Shares ranking on a parity with the AMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(f)(ii) hereof with respect to Outstanding AMTP Shares to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)    Any dividend payment made on AMTP Shares shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

(d)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable

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on such Dividend Payment Date. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)        All Deposit Securities deposited with the Redemption and Paying Agent for the payment of dividends payable on the AMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of AMTP Shares entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f)        Dividends on AMTP Shares shall be paid on each Dividend Payment Date to the Holders of such shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on AMTP Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on AMTP Shares which may be in arrears.

(g)        (i)    The Dividend Spread used to compute the Dividend Amount on AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with respect to AMTP Shares shall be deemed to be an “Increased Spread Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a

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“Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii); (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii); (C) any Rating Agency has withdrawn the credit rating required to be maintained pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the AMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist at any time that the AMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)    Subject to the cure provisions of Section 2.2(g)(iii), a Dividend Default or a Redemption Default on the AMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such AMTP Shares and any unpaid Redemption Price on such AMTP Shares shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

(iii)    No Increased Spread Period for AMTP Shares with respect to any Dividend Default or Redemption Default shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such AMTP Shares (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the

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Increased Spread applied to the amount and period of such non-payment, determined as provided in Section 2.2(a).

(h)        The following are the procedures for proposing and establishing an Adjusted Dividend Amount (and/or any other Adjusted Terms):

(i)    On any Business Day the Fund, at its option, may seek to establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the AMTP Shares, or by requesting the Redemption and Paying Agent, on behalf of the Fund, to promptly do so.

(ii)    On any Business Day, a Majority Designated Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Fund. Promptly after receiving such notice from such Majority Designated Owner, if such Majority Designated Owner then owns less than 100% of the Outstanding AMTP Shares, the Fund shall deliver, or request the Redemption and Paying Agent, on behalf of the Fund, to deliver, notice thereof by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the AMTP Shares.

(iii)    A Term Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Amount (and/or other Adjusted Terms) with the other party pursuant to such Term Adjustment Notice, in which case the Term Adjustment Notice Period shall terminate. Notice of withdrawal of a Term Adjustment Notice shall be made by overnight delivery, by first class mail, postage prepaid or by Electronic Means. After the Majority Designated Owner delivers a Term Adjustment Notice and while the related Term Adjustment Notice Period is continuing, if at any time during the period commencing forty-five (45) calendar days prior to the Scheduled Term Adjustment Period Expiration Date, the Majority Designated Owner decreases its ownership level of AMTP Shares to 50% or less of the Outstanding AMTP Shares, its Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

(iv)    Following delivery of a Term Adjustment Notice, the Fund and the Required Designated Owners shall have until the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and

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the Required Designated Owners shall agree, to agree in writing to a proposed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), and enter into an Adjusted Terms Agreement (the date of such agreement, the “Adjusted Terms Agreement Date”). The agreed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), if any, may be the rate (and/or any other Adjusted Terms) proposed in the Term Adjustment Notice or such other rate (and/or any other Adjusted Terms) as the Fund and the Required Designated Owners may agree. If the Fund and the Required Designated Owners enter into an Adjusted Terms Agreement during the Term Adjustment Notice Period, then the Adjusted Dividend Amount (and/or any other Adjusted Terms) shall become effective on the Adjusted Terms Effective Date.

(v)    During a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase as described below. The Fund shall provide the Required Designated Owners with at least ten (10) calendar days (or such shorter period as may be consented to by all of the Designated Owners, which consent shall not be deemed to be a vote required by Section 2.6) prior written notice of a Third Party Purchase Date. A “Third Party Purchase” means the purchase of all of the Outstanding AMTP Shares from the Required Designated Owners by a Third Party Purchaser, at a price equal to the Third Party Purchase Price for the AMTP Shares, and which is settled in accordance with the procedures described in Section 3.1. If the Majority Designated Owner is the proposing party, and the Fund and the Required Designated Owners fail to enter into an Adjusted Terms Agreement and the Fund is unable to arrange a Third Party Purchase during the Term Adjustment Notice Period, then (i) the proposed Adjusted Dividend Amount shall not take effect, (ii) such failure shall constitute a Failed Adjustment Event, (iii) a Failed Adjustment Period shall commence and (iv) the Fund shall redeem all of the Outstanding AMTP Shares on the Failed Adjustment Redemption Date resulting from such Failed Adjustment Event (a “Failed Adjustment Redemption”). During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount shall be the Failed Adjustment Period Applicable Spread.

(vi)    During a Term Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the

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Required Designated Owners on the Adjusted Dividend Amount (and/or any other Adjusted Terms) for the AMTP Shares. If the Fund and the Required Designated Owners fail to reach such agreement during the Term Adjustment Notice Period, the Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

(vii)    In the event that a Third Party Purchase of AMTP Shares is arranged by the Fund pursuant to Section 2.2(h)(v) or in connection with a Transition pursuant to Article 4, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date or Transition Date, as applicable, in accordance with Section 3.1.

(viii)    Delivery of a Term Adjustment Notice pursuant to Section 2.2(h)(i) shall not preclude the simultaneous or subsequent delivery of a Term Adjustment Notice pursuant to Section 2.2(h)(ii) or a Transition Notice pursuant to Section 4.2(a), and vice versa.

(ix)    An Adjusted Dividend Amount (and/or any other Adjusted Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Amount (and/or any other Adjusted Terms) in accordance with the terms hereof.

(x)    The Adjusted Dividend Amount (and/or any other Adjusted Terms) agreed to in accordance with the foregoing procedures shall be set forth in an Adjusted Terms Agreement and the associated Supplement to the Appendix.

(xi)    A Term Adjustment Notice pursuant to this Section 2.2(h) may propose modified or new terms for the AMTP Shares, including, but not limited to, the Dividend Amount, as well as, as applicable, the Applicable Spread, the Rate Determination Date(s) and the Dividend Period(s) (collectively, “Adjusted Terms”); provided, that no Adjusted Terms shall be proposed that modify the terms of Section 2.1, Section 2.2(c), this Section 2.2(h)(xi), Section 2.3, Section 2.5(a), Section 2.5(f)(v) or Section 2.6 of this Statement.

2.3	Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of

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AMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding AMTP Shares and any other outstanding Preferred Shares ranking on a parity with the AMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such AMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such AMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding AMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

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2.4	Coverage & Leverage Tests.

(a)        Asset Coverage Requirement. For so long as any AMTP Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no AMTP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such AMTP Shares or other Preferred Shares) to pay the full redemption price for such AMTP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such AMTP Shares or other Preferred Shares and the requisite notice of redemption for such AMTP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement. For so long as AMTP Shares are Outstanding, the Effective Leverage Ratio shall not exceed 45% as of the close of business on any Business Day; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not exceed 46% on such Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

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(i)    The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)    The sum of (A) the Market Value of the Fund’s total assets (for the avoidance of doubt, determined on a separate company basis, without consolidating the assets held in special purpose vehicles, such as tender option bond trusts, but including the associated inverse floating rate securities owned by the Fund) (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (for the avoidance of doubt, other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and other than floating rate securities described in Section 2.4(d)(ii)(B) below), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5    Redemption. The AMTP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption. The Fund shall redeem all AMTP Shares on the Term Redemption Date, at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)    Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in

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Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, redeem a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of AMTP Shares, to enable it to meet the requirements of Section 2.5(b)(i)(B). In connection with such redemption, the Fund shall, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, in accordance with the terms of the Preferred Shares to be redeemed. In addition, in accordance with the terms of the Preferred Shares to be redeemed, the Fund shall cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in accordance with the terms of the Preferred Shares to be redeemed. In the event that any AMTP Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon) (the “Mandatory Redemption Price”).

(B) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of AMTP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of AMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all AMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option,

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but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(i) a sufficient number of AMTP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of AMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those AMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding AMTP Shares are to be redeemed pursuant to this Section 2.5(b)(i), the number of AMTP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding AMTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii)    Effective Leverage Ratio Mandatory Redemption. (A) If (1) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) or (2) with respect to the AMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement calculated as set forth in Section 6.13 of the Purchase Agreement applicable to AMTP Shares if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, the Fund fails to comply with any additional requirements relating to the calculation of the Effective Leverage Ratio pursuant to the Purchase Agreement or Appendix or any Supplement thereto then in effect as applicable, and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall cause the

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Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and any Supplement thereto then in effect as applicable, and Purchase Agreement for the AMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) as so determined, by (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing a notice of redemption to be issued, and in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of AMTP Shares, or (z) engaging in any combination of the actions contemplated by, clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any AMTP Shares are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such AMTP Shares at a price per AMTP Share equal to the Mandatory Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(ii) a sufficient number of AMTP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the

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required number of AMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those AMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding AMTP Shares are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of AMTP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding AMTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(c)        Optional Redemption.

(i)    Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding AMTP Shares, at a redemption price per AMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per AMTP Share plus (y) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of AMTP Shares that is effected on such Optional Redemption Date as set forth in the Appendix and any Supplement thereto that is then in effect, as applicable.

(ii)    If fewer than all of the outstanding AMTP Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided, in each such case, that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which AMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

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(iii)    The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(f) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of AMTP Shares by reason of the redemption of such AMTP Shares on such Optional Redemption Date.

(iv)    AMTP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.5(b)(i)(B) or Section 2.5(b)(ii) shall be considered mandatorily redeemed pursuant to such Section, as applicable, and not subject to this Section 2.5(c).

(d)        Failed Adjustment Mandatory Redemption. In the event of a Failed Adjustment Event, the Fund shall redeem all Outstanding AMTP Shares on the Failed Adjustment Redemption Date, at a price per share equal to (i) the Liquidation Preference per AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue of such AMTP Share to (but excluding) the Failed Adjustment Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Adjustment Redemption Price”).

(e)        Failed Transition Mandatory Redemption. In the event of a Failed Transition Event, the Fund shall redeem all Outstanding AMTP Shares on the Failed Transition Redemption Date, at a price per share equal to (i) the Liquidation Preference per AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue of such AMTP Share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Transition Redemption Price”).

(f)        Procedures for Redemption.

(i)    If the Fund shall determine or be required to redeem, in whole or in part, AMTP Shares pursuant to Section 2.5(a), (b), (c), (d) or (e) the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A

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Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter notice period as may be consented to by all of the Designated Owners of the AMTP Shares, which consent shall not be deemed to be a vote required by Section 2.6) prior to the date fixed for redemption pursuant to this Section 2.5(f) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the series and number of AMTP Shares to be redeemed; (C) the CUSIP number for AMTP Shares of such series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the AMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all AMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of AMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c) of this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. The Fund may provide in any Notice of Redemption relating to a Failed Adjustment Event contemplated to be effected pursuant to Section 2.5(d) that such redemption is subject to the condition of the Failed Adjustment Event being continuing on the related Redemption Date. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)    If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the AMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the

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Holders of the AMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)    Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the AMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such AMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(f)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the AMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred sixty-five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the AMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)    On or after the Redemption Date, each Holder of AMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such AMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such AMTP Shares, without interest, and in the case of a redemption of fewer than all the AMTP Shares represented by such certificate(s), a new certificate representing the AMTP Shares that were not redeemed.

(v)    Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any AMTP

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Shares or other series of Preferred Shares ranking on a parity with the AMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and distributions on all Outstanding AMTP Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding AMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding AMTP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)    To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Statement, and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c) or Section 2.5(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any AMTP Shares, dividends may be declared and paid on such AMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such AMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(g)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of AMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for

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the benefit of Holders of AMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(f)(iii) above.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(i)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the AMTP Shares, provided that such modification does not materially and adversely affect the Holders of the AMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6	Voting Rights.

(a)        One Vote Per AMTP Share. Except as otherwise provided in the Declaration, this Statement or as otherwise required by law, (i) each Holder of AMTP Shares shall be entitled to one vote for each AMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding AMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding AMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including AMTP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting For Additional Trustees.

(i)    Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected

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exclusively by the Holders of Preferred Shares, including AMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including AMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)    if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding AMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)    if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)    Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is

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mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)    Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of AMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of AMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)    Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)        Holders of AMTP Shares to Vote on Certain Matters.

(i)    Certain Amendments Requiring Approval of AMTP Shares. Except as otherwise permitted by the terms of this Statement, including without limitation, Section 2.2(h), so long as any AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMTP Shares subject to this Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the AMTP

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Shares, and (ii) a division of a AMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the AMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of an AMTP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such AMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such AMTP Share (other than solely as a result of a division of an AMTP Share). So long as any AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix or any Supplement thereto.

(ii)    1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including AMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Declaration or this Statement, the Holders of AMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such AMTP Shares other than those specifically set forth in this Section 2.6; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with

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any Holder or Designated Owner of AMTP Shares that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

(e)        No Cumulative Voting. The Holders of AMTP Shares shall have no rights to cumulative voting.

(f)        Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any AMTP Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the AMTP Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends in an amount other than the Dividend Amount in the circumstances contemplated by this Statement.

(g)        Holders Entitled to Vote. For purposes of determining any rights of the Holders of AMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of AMTP Shares shall be entitled to vote any AMTP Share and no AMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such AMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such AMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No AMTP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7	Rating Agencies.

The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to the AMTP Shares for so long any AMTP Shares are Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the

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designation of any Rating Agency as a Rating Agency hereunder with respect to the AMTP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the AMTP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to the AMTP Shares by notice to the Holders. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any AMTP Shares, or Common Shares.

2.8	Issuance of Additional Preferred Shares.

So long as any AMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof authorize, establish and create and issue and sell shares of one or more series of Preferred Shares, ranking on a parity with AMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, including additional AMTP Shares (to the extent the prior written consent of the Majority Designated Owner has been obtained if such AMTP Shares are issued pursuant to this Statement), in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b)) of at least 225% and an Effective Leverage Ratio (calculated in the same manner as contemplated by Section 2.4(d)) not in excess of 45%.

2.9	Status of Redeemed or Repurchased AMTP Shares.

AMTP Shares that at any time have been redeemed, exchanged or purchased by the Fund shall, after such redemption, exchange or purchase, have the status of authorized but unissued Preferred Shares.

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2.10	Distributions with respect to Taxable Allocations.

Whenever a Taxable Allocation is to be paid by the Fund with respect to the AMTP Shares with respect to any Dividend Period and either the Increased Spread is not in effect or the Maximum Amount has not been exceeded during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for the AMTP Shares of the amount of the Taxable Allocation that will be made in respect of such shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each AMTP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Amount for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such AMTP Shares for such Dividend Period. In lieu of adjusting the Dividend Amount, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of AMTP Shares as provided in this Section 2.10(a), and shall only effect the distribution of Taxable Allocations as described in Section 2.10(b) and/or Section 2.10(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of a Taxable Allocation as contemplated by this Section 2.10(a).

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of AMTP Shares, the Fund may make one or more supplemental distributions on such shares equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of AMTP Shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

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(c)        If in connection with a redemption of AMTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund.

(d)        Except as required by any Purchase Agreement applicable to the AMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments with respect to AMTP Shares with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11	Liquidity Account and Failed Adjustment Liquidity Requirement.

(a)        By the first Business Day following the occurrence and during the continuance of the Failed Adjustment Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares. If, while the Failed Adjustment Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account

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Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities included in the Liquidity Account at the close of business on such date have a Market Value equal to at least the Failed Adjustment Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to the Outstanding AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        In connection with a Liquidity Account related to a Failed Adjustment Event, the Failed Adjustment Liquidity Requirement shall apply, in all cases subject to the cure provisions of Section 2.11(c) below.

(c)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Adjustment Liquidity Requirement in respect of the Outstanding AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Adjustment Liquidity Requirement for the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Adjustment Redemption Price for the Outstanding AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Adjustment Redemption Date, the requirement of the Fund to maintain the Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12	Liquidity Account and Failed Transition Liquidity Requirement.

(a)        By the first Business Day following the occurrence and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark a Liquidity Account comprised of Liquidity

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Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities included in the Liquidity Account at the close of business on such date have a Market Value equal to at least the Failed Transition Liquidity Requirement (if any) determined in accordance with Section 2.12(b) below with respect to the Outstanding AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        In connection with a Liquidity Account related to a Failed Transition Event, the Failed Transition Liquidity Requirement shall apply, in all cases subject to the cure provisions of Section 2.12(c) below.

(c)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Transition Liquidity Requirement in respect of the Outstanding AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the

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Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Transition Liquidity Requirement for the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Transition Redemption Price for the Outstanding AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Transition Redemption Date, the requirement of the Fund to maintain the Liquidity Account as contemplated by this Section 2.12 shall lapse and be of no further force and effect.

2.13	Global Certificate.

All AMTP Shares Outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and no registration of transfer of such shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates. Such global certificates will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

2.14	Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.14 shall be deemed given on the date received.

2.15	Termination.

In the event that no AMTP Shares subject to this Statement are Outstanding, all rights and preferences of the shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement shall terminate.

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2.16	Appendices.

The designation of the AMTP Shares subject to this Statement shall be set forth in an Appendix to this Statement. The Board of Trustees (i) may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) amend the Appendix to this Statement relating to the AMTP Shares so as to reflect any amendments to the terms applicable to such shares including an increase in the number of authorized shares and (ii) shall, by resolution duly adopted, authorize and approve a Supplement to the Appendix, to reflect any Adjusted Terms agreed to pursuant to Section 2.2(h) in an Adjusted Terms Agreement.

2.17	Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.18	Modification.

To the extent permitted by applicable law, Section 2.6(c) and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of AMTP Shares, may interpret, supplement, or amend the provisions of this Statement, the Appendix hereto and any Supplement thereto that is in effect, as applicable, to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.19	Transfers.

(a)        Subject to Article III hereof, a Designated Owner or Holder of any AMTP Shares may sell, transfer or otherwise dispose of AMTP Shares only in whole shares and only to Persons that are both: (1)(i) Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities

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Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or other similar investment vehicles in which all investors are Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding AMTP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding AMTP Shares has been obtained. The restrictions on transfer contained in this Section 2.19(a) shall not apply to any AMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such AMTP Shares.

(b)        If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of AMTP Shares and prospective purchasers of AMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.20	No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of AMTP Shares shall not have any relative rights or preferences or other special rights with respect to such AMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of AMTP Shares with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

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ARTICLE 3 THIRD PARTY PURCHASE OF AMTP SHARES

3.1	Third Party Purchase Procedures.

(a)        In the event that a Third Party Purchase is arranged by the Fund pursuant to Section 2.2(h)(v) or in connection with a Transition pursuant to Article 4, all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date, in accordance with this Section 3.1. With respect to any Transition, references to “Third Party Purchase Date” in this Section 3.1 shall be deemed to include the Transition Date as applicable. The proceeds of such Third Party Purchase shall be used by the Settlement Agent for the purchase of the automatically tendered AMTP Shares at the Third Party Purchase Price, and the terms of the sale will provide for the wire transfer of such Third Party Purchase Price by the third party to be received by the Settlement Agent no later than 11:00 a.m., New York City time, on the Third Party Purchase Date for payment to the Holders automatically tendering AMTP Shares for sale through the Securities Depository in immediately available funds, against delivery of the tendered AMTP Shares either (i) to the Settlement Agent through the Securities Depository on the Third Party Purchase Date and the re-delivery of such AMTP Shares by means of “FREE” delivery through the Securities Depository to the Third Party Purchaser for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Third Party Purchaser or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the Third Party Purchase Date.

(b)        Any funds paid by the Third Party Purchaser and held in an account of the Settlement Agent for the payment of the Third Party Purchase Price in connection with the Third Party Purchase shall be held in trust for the benefit of the Third Party Purchaser of the AMTP Shares pending automatic delivery by the Holders pursuant to the Mandatory Tender of the tendered shares, against payment therefor. In the event of a Third Party Purchase, upon the Mandatory Tender of AMTP Shares from the Holders to the Settlement Agent, the Settlement Agent shall pay, subject to receipt of the Third Party Purchase Price by the Settlement Agent from the Third Party Purchaser, the Third Party Purchase Price for such AMTP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Settlement Agent shall effect any such payment on the Third Party Purchase Date.

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(c)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered AMTP Shares in the form of global securities, the Third Party Purchase, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(d)        The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Required Designated Owners and the Settlement Agent, in each case such consent to be required only to the extent such party is affected thereby.

ARTICLE 4 TRANSITION

4.1	General Provisions.

(a)        On any Business Day the Fund may initiate a Transition. In the event that a Third Party Purchase of AMTP Shares is arranged by the Fund in connection with a Transition, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Transition Date (as defined below) in accordance with Section 3.1. Upon initiating a Transition, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to arrange a Third Party Purchase of such AMTP Shares, upon terms as designated and set forth in a new Appendix or Supplement for the AMTP Shares.

(b)        In the event that the Fund successfully accomplishes a Transition and no Failed Transition Event otherwise shall have occurred and be continuing as of the effective date of the Transition (the “Transition Date”), then on and as of the Transition Date, such AMTP Shares shall be subject to the terms set forth in the new Supplement. If a Failed Transition Event shall have occurred and be continuing, (i) the new terms designated by the Fund shall not be established, (ii) all tendered AMTP Shares, if any, shall be returned to the relevant tendering Holders by the Settlement Agent, and (iii) all of the then Outstanding AMTP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.5(e).

(c)        The Fund shall use its best efforts to cause the terms and conditions of such AMTP Shares transitioned to a Third Party Purchaser pursuant to this Article 4 to be consistent with the continuing qualification of

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such AMTP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such Transition that the Fund shall have received an opinion of counsel to the effect that such AMTP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

(d)        The terms of the AMTP Shares transitioned to a Third Party Purchaser pursuant to this Article 4 may not, in any event, affect the parity ranking of such AMTP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

4.2	Notice of Transition.

(a)        The Fund shall provide the Required Designated Owners with written notice of a Transition pursuant to this Article 4 (a “Transition Notice”) not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter notice period as may be consented to by the Required Designated Owners (which consent shall not be deemed to be a vote required by Section 2.6)) prior to the applicable Transition Date.

(b)        The Transition Notice shall state, as applicable: (A) the Transition Date; (B) the series of AMTP Shares to which the notice relates; (C) the CUSIP number for the AMTP Shares; (D) the Third Party Purchase Price on a per share basis; (E) that (i) all Outstanding AMTP Shares will be subject to Mandatory Tender and purchase on the Transition Date, and (ii) in the event of a Failed Transition Event, all tendered AMTP Shares will be returned to the relevant tendering Holders; and (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Third Party Purchase Agreement states) are to be surrendered for payment of the Third Party Purchase Price. The Fund may provide in the Transition Notice that such Transition is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such Transition unless each such condition has been satisfied at the time or times and in the manner specified in such Transition Notice; provided, that no such conditions shall affect the consequences of a Failed Transition Event.

4.3	Failed Transition Period.

If a Failed Transition Event occurs where the Fund has initiated a proposed Transition pursuant to this Article 4, a Failed Transition Period

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shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, if any, the Dividend Spread used to compute the Dividend Amount on the AMTP Shares shall be the Failed Transition Period Applicable Spread.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, Nuveen AMT-Free Quality Municipal Income Fund has caused this Statement to be signed on [•], 2021 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

By:
Name: Gifford R. Zimmerman
Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares (NEA)]

APPENDIX A

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2028-1

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Adjustable Rate MuniFund Term Preferred Shares of Nuveen AMT-Free Quality Municipal Income Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to such Adjustable Rate MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares” effective as of [•], 2021 (the “AMTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen AMT-Free Quality Municipal Income Fund and is effective as of [•], 2021. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the AMTP Statement.

Section 1.        Designation as to Series.

Adjustable Rate MuniFund Term Preferred Shares, Series 2028-1: A series of One Thousand Seven Hundred Thirty (1,730) Preferred Shares classified as Adjustable Rate MuniFund Term Preferred Shares is hereby designated as the “Adjustable Rate MuniFund Term Preferred Shares, Series 2028-1” (the “Series 2028-1 AMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the AMTP Statement (except as the AMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2028-1 AMTP Shares shall constitute a separate series of Preferred Shares and of the Adjustable Rate MuniFund Term Preferred Shares and each Series 2028-1 AMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2028-1 AMTP Shares:

Section 2.        Number of Authorized Shares of Series.

The number of authorized shares is One Thousand Seven Hundred Thirty (1,730).

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Section 3.        Date of Original Issue with respect to Series.

The Date of Original Issue is [•], 2021.

Section 4.        Liquidation Preference Applicable to Series.

The Liquidation Preference is $100,000.00 per share.

Section 5.        Term Redemption Date Applicable to Series.

The Term Redemption Date is December 1, 2028.

Section 6.        Dividend Payment Dates Applicable to Series.

The Dividend Payment Date is the first Business Day of each calendar month that the Series 2028-1 AMTP Shares are Outstanding.

Section 7.        Calculation of Dividends.

The amount of dividends per share accumulated for each day (the “Dividend Amount”) shall be equal to the product of: (a) the SIFMA Index Rate plus the Dividend Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, and (b) the Liquidation Preference for a Series 2028-1 AMTP Share. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward. The Dividend Amount shall in no circumstances exceed the Maximum Amount.

Section 8.        [Reserved].

Section 9.        Exceptions or Amendments to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the AMTP Statement are hereby amended as follows:

Not applicable.

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Section 10.        Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Applicable Spread” means, with respect to any Rate Period for the SIFMA Index Rate, (i) the percentage per annum set forth opposite the applicable credit rating most recently assigned to the Series 2028-1 AMTP Shares by the Rating Agency in the table below on the SIFMA Rate Determination Date for such Rate Period or (ii) such spread or spreads as may be provided for in the Adjusted Terms established pursuant to Section 2.2(h) of the Statement.

Long-Term Ratings*
Fitch	Applicable Percentage
AAA to AA	0.825%
AA-	1.025%
A+	1.225%
A	1.425%
A-	1.625%
BBB+	2.525%
BBB	2.675%
BBB-	2.825%

* And/or the equivalent ratings of any Other Rating Agency then rating the Series 2028-1 AMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series 2028-1 AMTP Shares.

“Dividend Amount” has the meaning set forth in Section 7 of this Appendix A.

“Dividend Payment Date” means (i) with respect to the first Dividend Period, [•], 2021; and (ii) with respect to each subsequent Dividend Period, the first Business Day of each calendar month that the Series 2028-1 AMTP Shares are Outstanding.

“Dividend Period” means in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including [•], 2021 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the

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last calendar day of such month; provided, however, in connection with any voluntary exchange by the Holders thereof of Series 2028-1 AMTP Shares for any new series of Adjustable Rate MuniFund Term Preferred Shares or any other securities of the Fund, the Board of Trustees may declare that a Dividend Period shall begin on and include the first calendar day of the month in which such exchange will occur and shall end on but not include the date of such exchange, and in such case, the Dividend Payment Date for such dividend shall be the date of such exchange and provided further that, in connection with any reorganization or merger involving the Fund, the Board of Trustees may establish a Dividend Period of less than a month, in which case the Dividend Payment Date for such dividend shall be the first Business Day following the end of such Dividend Period.

“Dividend Spread” means, with respect to each Rate Period and subject to the adjustment described in Section 2.10(a) of the Statement, the Applicable Spread; provided, however, that, with respect to any Increased Spread Period (or any portion of a Rate Period to which the Increased Spread otherwise applies), “Dividend Spread” shall mean the Increased Spread for such Increased Spread Period (or such portion of a Rate Period); provided further, that with respect to any Rate Period (or portion thereof) during the Failed Transition Period, if any, “Dividend Spread” shall mean the Failed Transition Period Applicable Spread for such Rate Period; and provided further, that with respect to any Rate Period (or portion thereof) during the Failed Adjustment Period, if any, “Dividend Spread” shall mean the Failed Adjustment Period Applicable Spread for such Rate Period.

“Failed Adjustment Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Adjustment Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Adjustment Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

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“Failed Adjustment Period” means, upon the occurrence of a Failed Adjustment Event with respect to Series 2028-1 AMTP Shares, the period commencing on the date of such Failed Adjustment Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Adjustment Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series 2028-1 AMTP Shares, or (ii) the repurchase by the Fund of 100% of such AMTP Shares, or (iii) the successful Transition of 100% of such AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Adjustment Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners.

“Failed Adjustment Period Applicable Spread” means, for each day that a Failed Adjustment Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Adjustment Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Adjustment Period), and 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Adjustment Period).

“Failed Adjustment Redemption Date” means the 90th calendar day following a Failed Adjustment Event, or such other date as the Fund and the Required Designated Owners shall agree.

“Failed Transition Event” means that, in the case of a proposed Transition pursuant to Article 4 of the Statement, (i) the Fund was unable to successfully Transition all of the Outstanding Series 2028-1 AMTP Shares or (ii) the proceeds of the Third Party Purchase of such AMTP Shares were not received for any reason by (x) by the Settlement Agent by 4:30 p.m., New York City time on the Transition Date, or (y) if payment is not made directly to the Designated Owners of such AMTP Shares, by 3:00 p.m., New York City time on the Transition Date.

“Failed Transition Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below,

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shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Transition Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

“Failed Transition Period” means, upon the occurrence of a Failed Transition Event with respect to Series 2028-1 AMTP Shares, the period commencing on the date of such Failed Transition Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Transition Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series 2028-1 AMTP Shares, or (ii) the repurchase by the Fund of 100% of such AMTP Shares, or (iii) the successful Transition of 100% of such AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Transition Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners.

“Failed Transition Period Applicable Spread” means, for each day that a Failed Transition Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

“Failed Transition Redemption Date” means, in the case of a Failed Transition Event, the first Business Day falling on or after the 180th calendar day following the Failed Transition Event.

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“Increased Spread” means, with respect to each Series 2028-1 AMTP Share and subject to the adjustment described in Section 2.10(a) of the Statement, on each day during any Increased Spread Period, 5.825%.

“Initial SIFMA Rate Period” means the period commencing on and including the Date of Original Issue and ending on and including the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).

“Maximum Amount” means the product of the Liquidation Preference multiplied by 15%, divided by the actual number of days in the year (365 or 366).

“Optional Redemption Premium” means with respect to each Series 2028-1 AMTP Share to be redeemed an amount equal to zero.

“Rate Period” means each SIFMA Rate Period.

“Scheduled Term Adjustment Period Expiration Date” means the 540th calendar day following the delivery of the applicable Term Adjustment Notice.

“SIFMA Index Rate” means, with respect to any SIFMA Rate Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the SIFMA Rate Determination Date for such SIFMA Rate Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous SIFMA Rate Determination Date.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then “SIFMA Municipal Swap Index” shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees.

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“SIFMA Rate Determination Date” means, with respect to the Initial SIFMA Rate Period, the Wednesday immediately preceding the Date of Original Issue, and, with respect to any Subsequent SIFMA Rate Period, the last day of the immediately preceding SIFMA Rate Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding SIFMA Rate Determination Date will be determined without regard to any prior extension of a SIFMA Rate Determination Date to a Business Day.

“SIFMA Rate Period” means the Initial SIFMA Rate Period and any Subsequent SIFMA Rate Period.

“Subsequent SIFMA Rate Period” means the period from and including the first day following the Initial SIFMA Rate Period to and including the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from and including the first day following the end of the previous Subsequent SIFMA Rate Period to and including the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day).

[Signature page follows.]

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IN WITNESS WHEREOF, Nuveen AMT-Free Quality Municipal Income Fund has caused this Appendix to be signed on [•], 2021 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations of the Fund set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

By:
Name: Gifford R. Zimmerman
Title: Vice President and Secretary

Signature Page to the Appendix Establishing and Fixing the Rights and Preferences of Series 2028-1 Adjustable Rate MuniFund Term Preferred Shares (NEA)

EXHIBIT I

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

FORM OF TERM ADJUSTMENT NOTICE

Date:

Deadline for Adjusted Terms Agreement Date

(Subject to Change by Agreement between the Fund and

the Required Designated Owners):

Proposing Party:

Proposed Adjusted Dividend Amount

(or such other amount as the Fund and the Required Designated

Owners may agree during the Term Adjustment Notice

Period):

[Insert description of Proposed Adjusted Dividend Amount calculation]

Other/Additional Provisions:

Dividend Period(s):

Other:

[PROPOSING PARTY]

By:
Name:
Title:

Designated Owner of AMTP Shares,
Series 2028-1
[Majority Designated Owner is the Proposing Party]

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APPENDIX B

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

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3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions,

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which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1.         Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.         Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

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Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative

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receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

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CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

B1-9

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

B1-10

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

B1-11

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

B1-12

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but

B1-13

which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*	The rating has been reviewed and no change has been deemed necessary.
Confirmed	Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.
Downgrade*	The rating has been lowered in the scale.
Matured*/Paid-In-Full

a.   ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b.  ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*	Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.
Prerefunded*	Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.
Publish*	Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.
Upgrade*	The rating has been raised in the scale.
Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

B1-14

Rating Modifier Actions	Modifiers include Rating Outlook, Rating Watch, and Recovery Rating.
Rating Watch Maintained*	The issue or issuer has been reviewed and remains on active Rating Watch status.
Rating Watch On*	The issue or issuer has been placed on active Rating Watch status.
Rating Watch Revision*	Rating Watch status has changed.
Support Floor Rating Revision	Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.
Under Review*	Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”
Revision Outlook*	The Rating Outlook status has changed independent of a full review of the underlying rating.

*

A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an “ * “ in the above definitions.

B1-15

Nuveen

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NUM P 1220

[FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/238367439 on
December 7 at 2:00 p.m. Central Time.
To participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.

The Password for this meeting is NUVC2020.

Please detach at perforation before mailing.

NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2020

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Michigan Quality Municipal Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy, Christopher M. Rohrbacher and Mark L. Winget, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Quality Municipal Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/238367439, on December 7, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUVC2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Michigan Quality Municipal Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

NUM_31617_102120_BK6_Pref

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Michigan Quality Municipal Income Fund

Annual Meeting of Shareholders to Be Held Virtually on December 7, 2020.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals
			FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Quality Municipal Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen AMT-Free Quality Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund, and (iii) liquidate, dissolve and terminate in accordance with applicable law.

			☐	☐	☐

2.	Election of Board Members:
	Class II:	Preferred Shares Only:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. John K. Nelson	04. William C. Hunter	☐	☐	☐
	02. Terence J. Toth	05. Albin F. Moschner
03. Robert L. Young

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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